As filed with the Securities and Exchange Commission on November 13, 2000
Securities Act File No. 333-47766
Investment Company Act File No. 811-8621

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

MuniHoldings New Jersey Insured Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800
(Area Code and Telephone Number)

800 Scudders Mill Road
Plainsboro, New Jersey 08536

(Address of Principal Executive Offices:
Number, Street, City, State, Zip Code)

Terry K. Glenn
MuniHoldings New Jersey Insured Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Frank P. Bruno, Esq.	Michael J. Hennewinkel, Esq.
Brown & Wood LLP	Fund Asset Management, L.P.
One World Trade Center	800 Scudders Mill Road
New York, NY 10048-0557	Plainsboro, NJ 08536

        Approximate Date of Proposed Public Offering:    As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (3)

Common Stock ($.10 par value)	3,875,357	$13.25	$51,348,485	$13,556
Auction Market Preferred Stock, Series E	1,120	$25,000(2)	$28,000,000	$7,392

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Represents the liquidation preference of a share of auction market preferred stock after the reorganization.
(3)
Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania. $12,419 was transmitted in connection with the filing of the initial Registration Statement.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2000

TO THE HOLDERS OF AUCTION MARKET PREFERRED STOCK OF
    MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.

TO THE HOLDERS OF COMMON STOCK AND AUCTION MARKET PREFERRED STOCK OF
    MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

        NOTICE IS HEREBY GIVEN that the annual meetings of stockholders (each, a “Meeting” and collectively, the “ Meetings”) of MuniHoldings New Jersey Insured Fund, Inc. (“New Jersey Insured”), a Maryland corporation, and MuniHoldings New Jersey Insured Fund IV, Inc. (“New Jersey Insured IV”), a Maryland corporation, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 13, 2000 at 12:00 noon Eastern time (for New Jersey Insured) and 12:30 p.m. Eastern time (for New Jersey Insured IV) for the following purposes:

        (1)  To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New Jersey Insured IV by New Jersey Insured, in exchange solely for (A) newly-issued shares of common stock of New Jersey Insured (the “New Jersey Insured Common Stock”) having an aggregate net asset value equal to the aggregate net asset value of the common stock of New Jersey Insured IV (the “New Jersey Insured IV Common Stock”) and (B) shares of a newly-created series of Auction Market Preferred Stock (“AMPS”) of New Jersey Insured to be designated Series E (the “New Jersey Insured Series E AMPS”) having an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the AMPS of New Jersey Insured IV, designated Series A (the “New Jersey Insured IV AMPS”); (ii) the distribution by New Jersey Insured IV, on a proportionate basis, of (A) shares of New Jersey Insured Common Stock to the holders of New Jersey Insured IV Common Stock and (B) shares of New Jersey Insured Series E AMPS to the holders of New Jersey Insured IV AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of New Jersey Insured IV under the laws of the State of Maryland and the termination of the registration of New Jersey Insured IV under the Investment Company Act of 1940, as amended;

(2) To elect a Board of Directors of each of New Jersey Insured and New Jersey Insured IV to serve for the ensuing year;

(3) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year; and

(4) To transact such other business as properly may come before a Meeting or any adjournment thereof.

        This Notice of Annual Meetings of Stockholders and the enclosed Joint Proxy Statement and Prospectus are being sent to the holders of AMPS of New Jersey Insured, designated Series A, Series B, Series C and Series D (collectively, the “New Jersey Insured AMPS”), the holders of New Jersey Insured IV Common Stock and the holders of New Jersey Insured IV AMPS. Holders of New Jersey Insured Common Stock will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for New Jersey Insured. The vote of the holders of New Jersey Insured Common Stock is not required with respect to the Reorganization (Item 1). However, the holders of New Jersey Insured Common Stock will vote at the Meeting for New Jersey Insured with respect to Items 2 and 3 listed above.

        The Boards of Directors of New Jersey Insured and New Jersey Insured IV have fixed the close of business on October 30, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

        A complete list of the stockholders of New Jersey Insured and New Jersey Insured IV entitled to vote at the Meetings will be available and open to the examination of any stockholder of New Jersey Insured or New Jersey Insured IV, respectively, for any purpose germane to the Meetings during ordinary business hours from and after November 29, 2000, at the offices of New Jersey Insured, 800 Scudders Mill Road, Plainsboro, New Jersey.

        You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of New Jersey Insured or New Jersey Insured IV, as applicable.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares of Common Stock or shares of AMPS, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-877-518-9411.

By Order of the Boards of Directors

JODI M. PINEDO
Secretary of MuniHoldings New Jersey
Insured Fund, Inc. and MuniHoldings
New Jersey Insured Fund IV, Inc.

Plainsboro, New Jersey
Dated: November 13, 2000

JOINT PROXY STATEMENT AND PROSPECTUS

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

ANNUAL MEETINGS OF STOCKHOLDERS

DECEMBER 13, 2000

        This Joint Proxy Statement and Prospectus is furnished to you as a holder of (a) Auction Market Preferred Stock (“ AMPS”) of MuniHoldings New Jersey Insured Fund, Inc. (“New Jersey Insured”), designated Series A, Series B, Series C or Series D (collectively, the “New Jersey Insured AMPS”), (b) AMPS of MuniHoldings New Jersey Insured Fund IV, Inc. (“New Jersey Insured IV”), designated Series A (the “New Jersey Insured IV AMPS”), or (c) Common Stock of New Jersey Insured IV (the “New Jersey Insured IV Common Stock”). An Annual Meeting of Stockholders of each of New Jersey Insured and New Jersey Insured IV will be held on December 13, 2000 (each, a “Meeting” and collectively, the “Meetings”) to consider the items that are listed below and discussed in greater detail elsewhere in this Joint Proxy Statement and Prospectus. The Board of Directors of each of New Jersey Insured and New Jersey Insured IV is requesting that the above-referenced stockholders submit a proxy to be used at the applicable Meeting to vote the shares held by the stockholder submitting such proxy.

        The proposals to be considered at the Meetings are:

1.	To approve or disapprove an Agreement and Plan of Reorganization between the funds;

2.	To elect a Board of Directors of each of New Jersey Insured and New Jersey Insured IV;

3.	To ratify the selection of the independent auditors of each of New Jersey Insured and New Jersey Insured IV; and

4.	To transact such other business as may properly come before a Meeting or adjournment thereof.

        Holders of common stock, par value $.10 per share, of New Jersey Insured (the “New Jersey Insured Common Stock”) will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting for New Jersey Insured. The vote of the holders of New Jersey Insured Common Stock is not required on Item 1. However, the holders of New Jersey Insured Common Stock will vote at the Meeting for New Jersey Insured in connection with Items 2 and 3 listed above.

        The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement and Prospectus as the “Reorganization.” The Reorganization involves, among other things, the combination of two funds into one. The two funds are:

New Jersey Insured, which will be the surviving fund; and

New Jersey Insured IV.

        New Jersey Insured and New Jersey Insured IV are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

        As part of the Reorganization, New Jersey Insured will acquire substantially all of the assets and assume substantially all of the liabilities of New Jersey Insured IV solely in exchange for newly-issued shares of New Jersey Insured Common Stock and shares of a newly-created series of AMPS of New Jersey Insured, to be designated Series E, with a par value of $.10 per share and a liquidation preference of $25,000 per share (the “New Jersey Insured Series E AMPS”). New Jersey Insured IV will also distribute the New Jersey Insured Common Stock and the New Jersey Insured Series E AMPS received in the Reorganization to its stockholders and will then liquidate and dissolve under the laws of the State of Maryland and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). New Jersey Insured will continue to operate as a registered closed-end investment company with the investment objective and investment policies described in this Joint Proxy Statement and Prospectus.
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Joint Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Joint Proxy Statement and Prospectus is November 13, 2000.

        In the Reorganization, New Jersey Insured will issue shares of New Jersey Insured Common Stock and shares of New Jersey Insured Series E AMPS to New Jersey Insured IV based on the value of the assets transferred to New Jersey Insured by New Jersey Insured IV. These shares will then be distributed by New Jersey Insured IV to its stockholders based on the aggregate net asset value or liquidation preference, as applicable, of the shares held by each stockholder just prior to the Reorganization. A holder of shares of New Jersey Insured IV Common Stock will receive shares of New Jersey Insured Common Stock and a holder of shares of New Jersey Insured IV AMPS will receive shares of New Jersey Insured Series E AMPS.

        This Joint Proxy Statement and Prospectus serves as a prospectus of New Jersey Insured in connection with the issuance of the New Jersey Insured Common Stock and the New Jersey Insured Series E AMPS in the Reorganization.

        This Joint Proxy Statement and Prospectus sets forth information about New Jersey Insured and New Jersey Insured IV that the stockholders of each Fund should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Joint Proxy Statement and Prospectus and the accompanying documents.

        The address of the principal executive offices of New Jersey Insured and New Jersey Insured IV is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

        The New Jersey Insured Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ MUJ.” The New Jersey Insured IV Common Stock is listed on the American Stock Exchange (the “AMEX”) under the symbol “MHJ.” Subsequent to the Reorganization, shares of New Jersey Insured Common Stock will continue to be listed on the NYSE under the symbol “MUJ.” Reports, proxy materials and other information concerning New Jersey Insured may be inspected at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102. Such information concerning New Jersey Insured may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

        This Joint Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Boards of Directors of New Jersey Insured and New Jersey Insured IV for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on December 13, 2000, at the time specified for each Fund in Exhibit I to this Joint Proxy Statement and Prospectus. The mailing address for each Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Joint Proxy Statement and Prospectus is November 13, 2000.

        The stockholders solicited and entitled to vote at the Meetings on Items 1, 2 and 3 are outlined in the following chart.

	Item 1.	Item 2.		Item 3.
Title of Class	Approval of Agreement and Plan of Reorganization	Election of AMPS Directors	Election of Remaining Directors	Ratification of Selection of Independent Auditors
New Jersey Insured*
Series A AMPS	Yes	Yes	Yes	Yes
Series B AMPS	Yes	Yes	Yes	Yes
Series C AMPS	Yes	Yes	Yes	Yes
Series D AMPS	Yes	Yes	Yes	Yes

New Jersey Insured IV
Common Stock	Yes	No	Yes	Yes
Series A AMPS	Yes	Yes	Yes	Yes

*
Holders of New Jersey Insured Common Stock are not required to vote in connection with the approval of the Agreement and Plan of Reorganization and are not entitled to vote in connection with the election of the AMPS Directors. Holders of New Jersey Insured Common Stock will vote in connection with the election of the remaining Directors of New Jersey Insured and the ratification of the selection of independent auditors of New Jersey Insured and will receive a separate Proxy Statement and proxy with respect to such matters.

        Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the applicable Fund, at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the applicable Meeting will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. With respect to each Fund, unless instructions to the contrary are marked, proxies will be voted “FOR” each of the following Items: (1) to approve the Agreement and Plan of Reorganization between New Jersey Insured and New Jersey Insured IV (the “Agreement and Plan”); (2) to elect a Board of Directors of each Fund to serve for the ensuing year; and (3) to ratify the selection of independent auditors for each Fund for its current fiscal year.

        Assuming a quorum is present at the applicable Meeting, approval of Items 1, 2 and 3 will require the affirmative vote of stockholders holding the percentage of shares indicated in the chart below. For purposes of Item 2, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

	Item 1.	Item 2.		Item 3.
Fund	Approval of Agreement and Plan of Reorganization	Election of AMPS Directors	Election of Remaining Directors	Ratification of the Selection of Independent Auditors
New Jersey Insured*	Affirmative vote of a majority of the votes entitled to be cast by the holders of New Jersey Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New Jersey Insured AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New Jersey Insured Common Stock and the holders of New Jersey Insured AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of New Jersey Insured Common Stock and the holders of New Jersey Insured AMPS, voting together as a single class

New Jersey Insured IV	Affirmative vote of a majority of the votes entitled to be cast by the holders of New Jersey Insured IV Common Stock and the holders of New Jersey Insured IV AMPS, voting together as a single class	Affirmative vote of a plurality of the votes cast by the holders of New Jersey Insured IV AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of New Jersey Insured IV Common Stock and the holders of New Jersey Insured IV AMPS, voting together as a single class	Affirmative vote of a majority of the votes cast by the holders of New Jersey Insured IV Common Stock and the holders of New Jersey Insured IV AMPS, voting together as a single class

Affirmative vote of a majority of the votes entitled to be cast by the holders of New Jersey Insured IV AMPS, voting as a separate class

*
This Joint Proxy Statement and Prospectus is being used to solicit the vote of the holders of New Jersey Insured AMPS at the Meeting for New Jersey Insured. The vote of the holders of New Jersey Insured Common Stock on Items 2 and 3 is being solicited by a separate Proxy Statement.

        The Board of Directors of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS listed in Exhibit I. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of either Fund as of the Record Date.

        The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2, and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    THE REORGANIZATION

SUMMARY

        The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan attached hereto as Exhibit II.

        In this Joint Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of New Jersey Insured IV by New Jersey Insured and the subsequent pro rata distribution by New Jersey Insured IV of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to the holders of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS; (ii) the subsequent deregistration of New Jersey Insured IV under the Investment Company Act and (iii) the subsequent dissolution of New Jersey Insured IV under the laws of the State of Maryland.

        At meetings of the Boards of Directors of each Fund, the Board of Directors of each Fund unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of each Fund as described herein, the Board of Directors of New Jersey Insured IV also deemed advisable the deregistration of the Fund under the Investment Company Act and its dissolution under the laws of the State of Maryland. The Reorganization requires the approval of the holders of New Jersey Insured AMPS, New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS as described herein. The Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and the Plan as described herein.

        Each Fund seeks to provide stockholders with current income exempt from Federal income tax and New Jersey personal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). Each Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by FAM to be of comparable quality. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due .

        Each Fund is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of each Fund approve the Reorganization, (i) New Jersey Insured Common Stock and New Jersey Insured Series E AMPS will be issued to New Jersey Insured IV in exchange for substantially all of the assets and substantially all of the liabilities of New Jersey Insured IV; and (ii) New Jersey Insured IV will distribute these shares to its stockholders as provided in the Agreement and Plan. After the Reorganization, New Jersey Insured IV will terminate its registration under the Investment Company Act and its organization under Maryland law.

        Based upon their evaluation of all relevant information, the Directors of each Fund have determined that the Reorganization will potentially provide benefits to the holders of Common Stock of that Fund, including greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Stock of the Combined Fund. Specifically, after the Reorganization, stockholders of New Jersey Insured IV will remain invested in a closed-end fund with an investment objective and policies substantially similar to the investment objective and policies of New Jersey Insured IV and that uses substantially the same management personnel. In addition, it is anticipated that holders of New Jersey Insured IV Common Stock will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the anticipated pro forma total combined assets of the Combined Fund after the Reorganization. Although New Jersey Insured IV will incur certain costs of the Reorganization, it is expected that such costs would be recovered within approximately seven months after the Reorganization because of such reduced overall operating expense ratio. The Board of Directors of each Fund also considered the relative tax positions of the respective portfolios of each Fund. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

        If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the “IRS”) concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of each Fund as described above, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of both Funds or (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors .

Fee Table for New Jersey Insured,
New Jersey Insured IV and the Pro Forma Combined Fund
as of June 30, 2000* (Unaudited)(a)

        The following Fee Table illustrates, based on net assets attributable to Common Stock as of June 30, 2000, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.

	Actual		Pro Forma Combined Fund
	New Jersey Insured	New Jersey Insured IV
Common Stockholder Transaction Expenses: Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None(b)	None(b)	None(c)
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to Common Stock at June 30, 2000): (d)
Investment Advisory Fees(e)	0.97%	0.92%	0.96%
Interest Payments on Borrowed Funds	None	None	None
Other Expenses	0.36%	0.76%	0.35%

Total Annual Expenses(f)	1.33%	1.68%	1.31%

*	The Pro Forma Financial Statements of the Combined Fund included in this Joint Proxy Statement and Prospectus are as of July 31, 2000 .
(a)
No information is presented with respect to AMPS because neither Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b)	Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)
No sales load will be charged in connection with the issuance of shares as part of the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.
(e)
Based on net assets of each Fund and the Combined Fund (each excluding assets attributable to AMPS) as of June 30, 2000. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.55%.

(f)
Based on net assets (excluding assets attributable to AMPS) of each Fund and the Combined Fund as of June 30, 2000; excludes the waiver of a portion of the advisory fee and reimbursement of certain other expenses with respect to New Jersey Insured IV by FAM. Including such fee waivers and expense reimbursements, the Total Annual Expenses for New Jersey Insured IV would be 1.26%. If assets attributable to AMPS are included, the Total Annual Expenses for New Jersey Insured, New Jersey Insured IV (excluding the advisory fee waiver and expense reimbursement) and the Combined Fund would be 0.75%, 1.01% and 0.75%, respectively. If assets attributable to AMPS and the above described advisory fee waiver and expense reimbursement with respect to New Jersey Insured IV are included, the Total Annual Expenses for New Jersey Insured IV would be 0.76%. It is not anticipated that FAM will waive its advisory fee or reimburse expenses with respect to New Jersey Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

        The foregoing Pro Forma Fee Table is intended to assist investors in understanding the costs and expenses that a holder of Common Stock of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Example:

Cumulative Expenses Paid on Shares of Common Stock
for the Periods Indicated:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) the operating expense ratio for each Fund set forth above and (2) a 5% annual return throughout the period:
New Jersey Insured	$14	$42	$73	$160
New Jersey Insured IV	$17	$53	$91	$199
Combined Fund*	$13	$42	$72	$158

*	Assumes that the Reorganization had taken place on June 30, 2000.

        The Example set forth above assumes that shares of common stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by the regulations of the Securities and Exchange Commission (the “SEC”). The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization—Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

New Jersey Insured..
New Jersey Insured was incorporated under the laws of the State of Maryland on January 27, 1998 and commenced operations on March 11, 1998.

New Jersey Insured has outstanding Common Stock and four series of AMPS, designated Series A, Series B, Series C and Series D. As of June 30, 2000, New Jersey Insured had net assets (including assets attributable to New Jersey Insured AMPS) of $403,267,927.

New Jersey Insured IV..
New Jersey Insured IV was incorporated under the laws of the State of Maryland on April 5, 1999 and commenced operations on July 23, 1999.

New Jersey Insured IV has outstanding Common Stock and one series of AMPS, designated Series A. As of June 30, 2000, New Jersey Insured IV had net assets (including assets attributable to New Jersey Insured IV AMPS) of $69,737,257.

Comparison of the Funds..
Investment Objectives and Policies.    Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. Each Fund seeks to provide its stockholders (including holders of AMPS) with current income exempt from Federal income tax and New Jersey personal income taxes. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade New Jersey Municipal Bonds. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund intends to invest primarily in long-term New Jersey Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”) with a maturity of more than ten years.

As of June 30, 2000, the weighted average maturity of the portfolio of New Jersey Insured and New Jersey Insured IV was 23.02 years and 20.96 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds —Investment Objective and Policies.”

Capital Stock.    As set forth above, each Fund has outstanding both Common Stock and AMPS. The New Jersey Insured Common Stock is traded on the NYSE. The New Jersey Insured IV Common Stock is traded on the AMEX. As of August 31, 2000, (i) the net asset value per share of New Jersey Insured Common Stock was $13.14 and the market price per share was $11.6875 and (ii) the net asset value per share of New Jersey Insured IV Common Stock was $14.21 and the market price per share was $13.00. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auctions. See “Comparison of the Funds—Capital Stock.”

Auctions generally have been held and will be held every seven days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, the dividend payment date and auction date for the New Jersey Insured Series E AMPS will be different than the dividend payment date and auction date for the New Jersey Insured IV AMPS. See “Comparison of the Funds—Capital Stock.” The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction date.

Auction Date	Fund	Series	Dividend Rate
October 23, 2000	New Jersey Insured	A	3.90%
October 26, 2000	New Jersey Insured	B	3.90%
October 24, 2000	New Jersey Insured	C	3.90%
October 25, 2000	New Jersey Insured	D	3.65%
October 26, 2000	New Jersey Insured IV	A	3.59%

Advisory Fees.    The investment adviser for each Fund is FAM. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”) and both FAM and MLIM are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including MLIM, act as investment adviser for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Robert D. Sneeden serves as the portfolio manager for New Jersey Insured. Roberto W. Roffo serves as the portfolio manager for New Jersey Insured IV. After the Reorganization Mr. Sneeden will serve as the portfolio manager of the Combined Fund.

Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.55% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to New Jersey Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to New Jersey Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.55% of the average weekly net assets, including assets acquired from the sale of AMPS, of the Combined Fund. See “Comparison of the Funds—Management of the Funds.”

Other Significant Fees.    The Bank of New York (“BONY”) is the custodian, transfer agent, dividend disbursing agent and registrar for the New Jersey Insured Common Stock. State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the New Jersey Insured IV Common Stock. BONY is the transfer agent, dividend disbursing agent, registrar and auction agent for the AMPS of each Fund (in such capacity, the “Auction Agent”). BONY and State Street each receive fees for providing these services. The principal business addresses for BONY and State Street with respect to the above-described capacities are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services); and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for its transfer agency services) and One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services). See “Comparison of the Funds—Management of the Funds.”

Overall Expense Ratio.    As set forth above, in the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to New Jersey Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to New Jersey Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization.

The table below sets forth (i) the total annualized operating expense ratio for New Jersey Insured and New Jersey Insured IV (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (excluding assets attributable to AMPS) as of June 30, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waivers and expense reimbursements) based on the pro forma net assets (excluding assets attributable to AMPS) of the Combined Fund as of June 30, 2000.

	Net Assets (Excluding Assets Attributable to AMPS) as of June 30, 2000	Total Annualized Operating Expense Ratio
New Jersey Insured	$228,267,927	1.33%
New Jersey Insured IV	$ 41,737,257	1.68%*
Combined Fund	$270,005,184	1.31%

*	Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New Jersey Insured IV was 1.26% .

The table below sets forth (i) the total annualized operating expense ratio for New Jersey Insured and New Jersey Insured IV (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (including assets attributable to AMPS) as of June 30, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets (including assets attributable to AMPS) of the Combined Fund as of June 30, 2000.

	Net Assets (Including Assets Attributable to AMPS) as of June 30, 2000	Total Annualized Operating Expense Ratio
New Jersey Insured	$403,267,927	0.75%
New Jersey Insured IV	$ 69,737,257	1.01%*
Combined Fund	$473,005,184	0.75%

*	Including such fee waiver and expense reimbursement, the total annualized operating expense ratio for New Jersey Insured IV was 0.76% .

Purchases and Sales of Common Stock and AMPS.    Purchase and sale procedures for the Common Stock of each Fund are identical. Investors typically purchase and sell shares of Common Stock of each Fund through a registered broker-dealer on the NYSE (with respect to New Jersey Insured) or on the AMEX (with respect to New Jersey Insured IV), thereby incurring a brokerage commission set by such broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of the Funds through privately negotiated transactions with existing stockholders.

Purchase and sale procedures for the AMPS of each Fund also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Funds, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that a secondary market will develop, or, if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS.    The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and “aaa” from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds—Rating Agency Guidelines.”

Portfolio Insurance.    Each Fund has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by a Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. See “Comparison of the Funds—Investment Objectives and Policies—Portfolio Insurance.”

Ratings of Municipal Obligations.    Each Fund will invest only in municipal obligations that at the time of purchase are considered investment grade. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions.    The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds—Portfolio Transactions.”

Dividends and Distributions.    The methods of dividend payment and distributions are substantially similar for each Fund, both with respect to the Common Stock and the AMPS of each Fund. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value.    The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds—Net Asset Value.”

Voting Rights.    The corresponding voting rights of the holders of shares of each Fund’s Common Stock are substantially similar. The corresponding voting rights of the holders of shares of each Fund’s AMPS are also substantially similar. See “Comparison of the Funds—Capital Stock.”

Stockholder Services.    An automatic dividend reinvestment plan is available to holders of shares of each Fund’s Common Stock. These plans are similar for both Funds. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

Outstanding Securities of New Jersey Insured and New Jersey Insured IV
as of July 31, 2000

Title of Class	Number of Shares Authorized	Number of Shares Held by Fund for Its Own Account	Number of Shares Outstanding Exclusive of Amount Shown in Previous Column
New Jersey Insured
Common Stock	199,993,000	-0-	17,817,155
AMPS
Series A	1,360	-0-	1,360
Series B	1,360	-0-	1,360
Series C	2,400	-0-	2,400
Series D	1,880	-0-	1,880
New Jersey Insured IV
Common Stock	199,998,880	-0-	2,997,815
AMPS
Series A	1,120	-0-	1,120

Tax Considerations..
The Funds have jointly requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the stockholders of New Jersey Insured IV will not recognize gain or loss on the exchange of their shares for New Jersey Insured Common Stock (except to the extent that a holder of New Jersey Insured IV Common Stock receives cash representing an interest in fractional shares of New Jersey Insured Common Stock as part of the Reorganization) or New Jersey Insured Series E AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of New Jersey Insured as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “ Code”). New Jersey Insured IV will liquidate and dissolve under the laws of the State of Maryland as part of the Reorganization. See “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

        The investment risks associated with an investment in New Jersey Insured are substantially similar to the investment risks associated with an investment in New Jersey Insured IV. These investment risks will also apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of either Fund or create additional risks.

New Jersey Municipal Bonds

        Each Fund intends to invest the majority of its assets in New Jersey Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that invests more widely. See “Comparison of the Funds—Special Considerations Relating to New Jersey Municipal Bonds” and Exhibit III—“Economic and Other Conditions in New Jersey.” If either Fund invests less than 80% of its assets in New Jersey Municipal Bonds, the income provided by that Fund may not be exempt from New Jersey personal income taxes.

Interest Rate and Credit Risk

        Each Fund invests primarily in long term municipal bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Trading Discount

        Shares of common stock of closed-end funds such as the Funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” Such shares may also trade at a premium to net asset value. See “Comparison of the Funds—Financial Highlights.”

Non-Diversification

        Each Fund is registered as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

        The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch, Inc. (“ Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

        Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in either Fund to a Federal alternative minimum tax.

Portfolio Insurance

        Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

        Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each Fund. For example, each Funds issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances when either Fund is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’ s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund’s Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

        In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.” However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If either Fund’s current investment income is ever insufficient to meet dividend payments on either its Common Stock or its AMPS, it may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•
if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,

•
if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of Common Stock in tender offers, or otherwise, or

•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

        The portfolio management strategies of the Funds are substantially similar. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

        A Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

        Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

        The Articles of Incorporation of each Fund (in each case, the “Charter”) and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

        The Funds have received ratings of their AMPS of AAA from S&P and “aaa” from Moody’s. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

        As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization (“NRSRO”).

        The Board of Directors of each Fund, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

    New Jersey Insured

        The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of New Jersey Insured by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of New Jersey Insured.

	For the Year Ended July 31,		For the Period March 11, 1998† to July 31, 1998
	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 14.47	$ 15.09	$ 15.00

Investment income—net	1.07	1.13	.46
Realized and unrealized gain (loss) on investments—net	(1.27)	(.58)	.16

Total from investment operations	(.20)	.55	.62

Less dividends and distributions to Common Stock shareholders:
Investment income—net	(.78)	(.81)	(.26)
Realized gain on investments—net	—	(.01)	—
In excess of realized gain on investments—net	—	(.03)	—

Total dividends and distributions to Common Stock shareholders	(.78)	(.85)	(.26)

Capital charge resulting from issuance of Common Stock	—	—	(.03)

Effect of Preferred Stock activity:††
Dividends and distributions to Preferred Stock shareholders:
Investment income—net	(.35)	(.30)	(.12)
Realized gain on investments—net	—	(.02)	—
Capital charge resulting from issuance of Preferred Stock	—	—	(.12)

Total effect of Preferred Stock activity	(.35)	(.32)	(.24)

Net asset value, end of period	$ 13.14	$ 14.47	$ 15.09

Market price per share, end of period	$11.6875	$13.4375	$ 15.375

Total Investment Return:**
Based on market price per share	(7.13%)	(7.44%)	4.29	%#

Based on net asset value per share	(3.04%)	1.56%	2.35	%#

Ratios Based on Average Net Assets of Common Stock:
Total expenses, net of reimbursement and excluding reorganization expenses***	1.27%	1.22%	.29	%*

Total expenses, net of reimbursement***	1.55%	1.22%	.29	%*

Total expenses***	1.67%	1.31%	1.21	%*

Total investment income—net***	8.52%	7.32%	8.17	%*

Amount of dividends to Preferred Stock shareholders	2.96%	1.93%	2.14	%*

Investment income—net, to Common Stock shareholders	5.56%	5.39%	6.03	%*

Ratios Based on Total Average Net Assets:†††***
Total expenses, net of reimbursement and excluding reorganization expenses	.72%	.75%	.18	%*

Total expenses, net of reimbursement	.88%	.75%	.18	%*

Total expenses	.94%	.80%	.76	%*

Total investment income—net	4.81%	4.48%	5.13	%*

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stock shareholders	3.84%	3.04%	3.61	%*

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$234,135	$101,300	$104,967

Preferred Stock outstanding, end of period (in thousands)	$175,000	$ 68,000	$ 68,000

Portfolio turnover	100.11%	64.93%	32.46%

Leverage:
Asset coverage per $1,000	$ 2,338	$ 2,490	$ 2,544

Dividends Per Share on Preferred Stock Outstanding:
Series A Investment income—net	$ 896	$ 763	$ 317

Series B Investment income—net	$ 898	$ 766	$ 300

Series C Investment income—net	$ 439	$ —	$ —

Series D Investment income—net	$ 418	$ —	$ —

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. In the past, FAM voluntarily waived a portion of its investment advisory fee and reimbursed certain expenses. Without such fee waiver and expense reimbursement, the performance of New Jersey Insured would have been lower.

***	Does not reflect the effect of dividends to Preferred Stock shareholders.
†	Commencement of operations.
††	New Jersey Insured issued its Series A and Series B Preferred Stock on October 19, 1998. New Jersey Insured issued its Series C and Series D Preferred Stock on March 6, 2000.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

    New Jersey Insured IV

        The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of New Jersey Insured IV by Deloitte & Touche LLP , independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of New Jersey Insured IV.

	For the Period July 23, 1999† to May 31, 2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 15.00

Investment income—net	.98
Realized and unrealized loss on investments—net	(1.66)

Total from investment operations	(.68)

Less dividends to Common Stock shareholders from investment income—net	(.63)

Capital charge resulting from issuance of Common Stock	(.05)

Effect of Preferred Stock activity:††
Dividends to Preferred Stock shareholders:
Investment income—net	(.28)
Capital charge resulting from issuance of Preferred Stock	(.12)

Total effect of Preferred Stock activity	(.40)

Net asset value, end of period	$ 13.24

Market price per share, end of period	$ 11.75

Total Investment Return:**
Based on market price per share	(17.58	%)#

Based on net asset value per share	(7.12	%)#

Ratios Based on Average Net Assets of Common Stock:
Total expenses, net of reimbursement***	.89	%*

Total expenses***	1.49	%*

Total investment income—net***	8.41	%*

Amount of Dividends to Preferred Stock shareholders	2.55	%*

Investment income—net, to Common Stock shareholders	6.00	%*

Ratios Based on Total Average Net Assets:†††***
Expenses, net of reimbursement	.54	%*

Total expenses	.91	%*

Total investment income—net	5.14	%*

Ratios Based on Average Net Assets of Preferred Stock:
Dividends to Preferred Stock shareholders	3.79	%*

Supplemental Data:
Net assets, net of Preferred Stock, end of period (in thousands)	$39,704

Preferred Stock outstanding, end of period (in thousands)	$28,000

Portfolio turnover	54.51%

Leverage:
Asset coverage per $1,000	$ 2,418

Dividends Per Share on Preferred Stock Outstanding:
Investment income—net	$ 753

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. FAM voluntarily waived a portion of its investment advisory fee and reimbursed certain expenses. Without such fee waiver and expense reimbursement, the performance of New Jersey Insured IV would have been lower.

***	Do not reflect the effect of dividends to Preferred Stock Shareholders.
†	Commencement of operations.
††	New Jersey Insured IV issued its Preferred Stock on August 16, 1999.
†††	Includes Common Stock and Preferred Stock average net assets.
#	Aggregate total investment return.

Per share data for Common Stock* (unaudited)

New Jersey Insured
Traded on the New York Stock Exchange

	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter/Period Ended*	High	Low	High	Low	High	Low
April 30, 1998†	15.1875	14.75	15.11	14.63	1.59%	(1.67)%
July 31, 1998	15.6875	15.00	15.20	15.05	2.58%	(4.99)%
October 31, 1998	16.125	15.375	16.06	15.41	2.29%	(2.61)%
January 31, 1999	15.3125	14.625	15.54	15.24	5.05%	(5.03)%
April 30, 1999	14.9375	14.50	15.46	15.31	(0.03)%	(6.03)%
July 31, 1999	13.625	13.25	14.63	14.47	(0.41)%	(9.42)%
October 31, 1999	13.4375	11.75	14.44	12.43	(2.58)%	(9.34)%
January 31, 2000	12.375	10.8125	13.34	11.97	(1.56)%	(12.77)%
April 30, 2000	12.5625	10.9375	13.05	11.95	(0.06)%	(10.50)%
July 31, 2000	11.8750	10.625	13.14	11.78	(7.19)%	(13.08)%
October 31, 2000	12.3125	11.1250	13.49	13.09	(8.03)%	(16.16)%

New Jersey Insured IV
Traded on the American Stock Exchange
	Market Price**		Net Asset Value		Premium (Discount) to Net Asset Value
Quarter/Period Ended*	High	Low	High	Low	High	Low
August 31, 1999††	15.375	15.00	14.93	14.37	6.99%	0.80%
November 30, 1999	15.125	11.50	14.60	13.40	3.59%	(16.48)%
February 29, 2000	12.50	11.3125	13.83	12.92	(6.03)%	(18.02)%
May 31, 2000	12.25	11.25	14.08	12.98	(8.08)%	(18.06)%
August 31, 2000	13.50	11.6875	14.55	13.36	(4.2553)%	(15.6137)%
October 31, 2000†††	13.25	11.75	14.57	14.13	(6.99)%	(18.06)%

*	Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.
†	For the period March 11, 1998 to April 30, 1998.
††	For the period July 23, 1999 to August 31, 1999.
†††	For the period September 1, 2000 to October 31, 2000.

        Since New Jersey Insured’s commencement of operations on March 11, 1998, share prices for its Common Stock have fluctuated between a maximum premium of approximately 5.05% and a maximum discount of approximately (16.16%). Since New Jersey Insured IV’s commencement of operations on July 23, 1999, share prices for its Common Stock have fluctuated between a maximum premium of approximately 6.99% and a maximum discount of approximately (18.06%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

        The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective current income exempt from Federal income tax and New Jersey personal income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

        Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of New Jersey Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in New Jersey Municipal Bonds except at times when FAM considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that FAM considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase Municipal Bonds. The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

        Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax and New Jersey personal income taxes. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

        Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Funds investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

        Each Fund will invest in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if New Jersey Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa-rated securities, as the case may be, even though such New Jersey Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New Jersey Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper” and Exhibit V—“Portfolio Insurance.”

        Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

        The average maturity of each Fund’s portfolio securities varies based upon FAM’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as New Jersey Insured or New Jersey Insured IV, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations—Leverage.”

        Each Fund intends to invest primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of that Funds securities or in anticipation of the repurchase or redemption of that Funds securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal income tax and New Jersey personal income taxes.

        Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

        Under normal circumstances, at least 80% of the assets of each Fund will be invested in New Jersey Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Joint Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured New Jersey Municipal Bonds and Municipal Bonds in each Funds portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Each Fund also may purchase New Jersey Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured New Jersey Municipal Bonds and Municipal Bonds held by the Funds will be insured under policies obtained by parties other than the Fund.

        Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible New Jersey Municipal Bonds and Municipal Bonds that it purchases. A New Jersey Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured New Jersey Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

        The Policies will be effective only as to insured New Jersey Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any New Jersey Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured New Jersey Municipal Bond or Municipal Bond or the value of the shares of a Fund.

        The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Funds portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

        The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to .23 of 1% of the principal amount of the New Jersey Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of New Jersey Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Joint Proxy Statement and Prospectus. In instances in which a Fund purchases New Jersey Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the insured Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New Jersey Municipal Bonds and Municipal Bonds.

        It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAMs ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New Jersey Municipal Bonds and Municipal Bonds. See “Net Asset Value” below for a more complete description of each Funds method of valuing securities for which market quotations are not generally available.

        No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New Jersey Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

        Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New Jersey Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New Jersey Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of New Jersey Municipal Bonds and Municipal Bonds

        New Jersey Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are New Jersey Municipal Bonds if the interest thereon is exempt from Federal income tax and New Jersey personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Joint Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered New Jersey Municipal Bonds or Municipal Bonds.

        The two principal classifications of New Jersey Municipal Bonds and Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds (other than those of the State of New Jersey which has limited taxing powers) are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New Jersey Municipal Bonds and Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        Each Fund may purchase New Jersey Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Funds assets that may be invested in New Jersey Municipal Bonds and Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

        Also included within the general category of New Jersey Municipal Bonds and/or Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuers unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

        Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New Jersey Municipal Bonds and Municipal Bonds for investment by each Fund.

Special Considerations Relating to New Jersey Municipal Bonds

        Each Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. FAM does not believe that current economic conditions in New Jersey will have a significant adverse effect on each Fund’s ability to invest in high-quality New Jersey Municipal Bonds. As of August 31, 2000, New Jersey’s general obligation bonds are rated AA+ by S&P, Aa1 by Moody’s and, AA+ by Fitch. See Exhibit III—“Economic and Other Conditions in New Jersey” and Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper.”

Other Investment Policies

        Each Fund has adopted certain other policies as set forth below:

        Borrowings.    Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1 /3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

        When-Issued Securities and Delayed Delivery Transactions.    Each Fund may purchase or sell New Jersey Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Funds net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

        Indexed and Inverse Floating Obligations.    Each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in New Jersey Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New Jersey Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Funds return on such New Jersey Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

        Call Rights.    Each Fund may purchase a New Jersey Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such New Jersey Municipal Bond or Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New Jersey Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New Jersey Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New Jersey Municipal Bond or Municipal Bond is identical to holding a New Jersey Municipal Bond or Municipal Bond as a non-callable security.

        Repurchase Agreements.     The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Funds net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

        In general, for Federal and New Jersey personal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

        Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Funds use of hedging strategies is intended to reduce the volatility of the net asset value of its Common Stock, the net asset value of its Common Stock will fluctuate. No assurance can be given that a Funds hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

        Certain Federal income tax requirements may limit a Funds ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders—Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more of the NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See “Rating Agency Guidelines” below.

        The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Funds use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders.

        Writing Covered Call Options.    Each Fund is authorized to write (i.e., sell) covered call options with respect to New Jersey Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

        Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written .

        Purchase of Options.    Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Funds position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Financial Futures Contracts and Options.    Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in New Jersey Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

        The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

        Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New Jersey Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

        Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New Jersey Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

        Over-The-Counter Options.    Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

        Restrictions on OTC Options.    Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

        Risk Factors in Financial Futures Contracts and Options Thereon.    Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New Jersey Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

        Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

        Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

        The volume of trading in the exchange markets with respect to New Jersey Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

        Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

        The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

        If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

        The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

        The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. For this purpose and under the Investment Company Act, for the Common Stock and AMPS voting together as a single class, “ majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Neither Fund may:

1.	Make investments for the purpose of exercising control or management.

2.
Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

5.
Make loans to other persons, except that the Fund may purchase New Jersey Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6.
Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

        For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

        Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors without stockholder approval, provided that neither Fund may:

        a.  Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

        b.  Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

        c.  Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

        d.  Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New Jersey Municipal Bonds and Municipal Bonds.

        If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For so long as shares of its AMPS are rated by Moody’s, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the shares of AMPS by Moody’s.

        FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

        Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least “aaa” from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

        Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization—Risk Factors and Special Considerations—Ratings Considerations.”

        For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

        There are differences in concentration among the types of securities held in the portfolio of each Fund. For New Jersey Insured, as of June 30, 2000, approximately 87.3%, 11.3% and 1.40% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For New Jersey Insured IV, as of June 30, 2000, approximately 78.77%, 19.46% and 1.77% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

        Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the New Jersey Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

    New Jersey Insured

        As of June 30, 2000, approximately 96.98% of the market value of New Jersey Insured’s portfolio was invested in long-term municipal obligations and approximately 3.02% of the market value of New Jersey Insured’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New Jersey Insured’s long-term municipal obligation investment portfolio as of June 30, 2000.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	102	$349,716	90.7%
AA	Aa	4	15,632	4.0
A	A	1	6,069	1.6
BBB	Baa	5	14,242	3.7

	Total	112	$385,659	100.0%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper.”

    New Jersey Insured IV

        As of June 30, 2000, approximately 93.72% of the market value of New Jersey Insured IV’s portfolio was invested in long-term municipal obligations and approximately 6.28% of the market value of New Jersey Insured IV’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of New Jersey Insured IV’s long-term municipal obligation investment portfolio as of June 30, 2000.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	30	$64,203	100%

	Total	30	$64,203	100%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions

        The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

        Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

        Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

        The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

        The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

        Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

        Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

	Year Ended		Period March 11, 1998† to July 31, 1998
New Jersey Insured	July 31, 2000	July 31, 1999
	100.11%	64.93%	32.46%

New Jersey Insured IV	Period July 23, 1999† to May 31, 2000
54.51%

† Commencement of operations.

Net Asset Value

        The net asset value per share of Common Stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

        The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

        Each Fund determines and makes available for publication weekly the net asset value of its Common Stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

        Each Fund has outstanding both Common Stock and AMPS. The Common Stock of New Jersey Insured is traded on the NYSE. The shares of New Jersey Insured Common Stock commenced trading on the NYSE on March 11, 1998. As of August 31, 2000, the net asset value per share of New Jersey Insured Common Stock was $13.14 and the market price per share was $11.6875. The Common Stock of New Jersey Insured IV is traded on the AMEX. The shares of New Jersey Insured IV Common Stock commenced trading on the AMEX on July 23, 1999. As of August 31, 2000, the net asset value per share of New Jersey Insured IV Common Stock was $14.21 and the market price per share was $13.00.

        Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with New Jersey Insured’s offering of shares of AMPS, New Jersey Insured reclassified 2,720 shares of unissued capital stock as AMPS. In connection with the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. by New Jersey Insured, New Jersey Insured reclassified an additional 4,280 shares of unissued capital stock as AMPS. In connection with New Jersey Insured IV’s offering of shares of AMPS, New Jersey Insured IV reclassified 1,120 shares of its unissued capital stock as AMPS.

    Common Stock

        Holders of each Fund’s Common Stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Stock do not have preemptive or conversion rights and shares of a Fund’s Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

        So long as any shares of a Fund’s AMPS or any other preferred stock are outstanding, holders of the Fund’s Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

    Preferred Stock

        The AMPS of each Fund have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of each Fund have a liquidation preference of $25,000 per share; neither Fund’s AMPS are traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

        Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund	Series	Dividend Rate
October 23, 2000	New Jersey Insured	A	3.90%
October 26, 2000	New Jersey Insured	B	3.90%
October 24, 2000	New Jersey Insured	C	3.90%
October 25, 2000	New Jersey Insured	D	3.65%
October 26, 2000	New Jersey Insured IV	A	3.59%

        Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Funds preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

        The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moodys and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

        Each Funds Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2 /3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

        In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2 /3% of all of the Funds shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Funds shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

        In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2 /3% of the Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

        The Board of Directors of each Fund has determined that the 66 2 /3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

        Directors and Officers.    The Board of Directors of each Fund currently consists of the same nine persons, seven of whom are not “interested persons,” as defined in the Investment Company Act, of either Fund. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see “Item 2. Election of Directors” and Exhibit I —“Information Pertaining to Each Fund.”

        Robert D. Sneeden serves as the portfolio manager for New Jersey Insured. Roberto W. Roffo serves as the portfolio manager for New Jersey Insured IV. Mr. Sneeden will serve as the portfolio manager of the Combined Fund after the Reorganization. The portfolio managers are primarily responsible for the management of the applicable Fund’s portfolio. Biographical information with respect to Messrs. Sneeden and Roffo is contained in Exhibit I—“Information Pertaining to Each Fund.”

        Management and Advisory Arrangements.    FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliates act as the investment adviser to more than 100 registered investment companies and offer services to individuals and institutional accounts. As of September 2000, FAM and its affiliates had a total of approximately $571 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

        FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

        For the services provided by FAM under each Fund’s investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

        Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

        Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund’s Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 day’s written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

        Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

        The Board of Directors of each Fund has approved the same Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures or personal investing and restricts certain transactions. Employees subject to the code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

        Voting rights are identical for the holders of shares of each Fund’s Common Stock. Holders of each Fund’s Common Stock are entitled to one vote for each share held by them and will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

        Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Funds’ stockholders and will vote together with the holders of shares of the Fund’s Common Stock as a single class.

        The shares of each Fund’s Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

        In connection with the election of a Fund’s Directors, holders of shares of a Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of the Fund’s Common Stock and shares of the Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund’s AMPS shall be unpaid in an amount equal to at least two full year’s dividends thereon or if at any time holders of any shares of a Fund’s preferred stock are entitled, together with the holders of shares of the Fund’s AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

        The affirmative vote of the holders of a majority of the outstanding shares of a Fund’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act.

Stockholder Inquiries

        Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Joint Proxy Statement and Prospectus.

Dividends and Distributions

        The Funds’ current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund’s Common Stock. Monthly distributions to holders of a Fund’s Common Stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Stock. As a result, the dividend paid by a Fund to holders of its Common Stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized long-term or short-term capital gains, if any, are distributed pro rata at least annually to holders of shares of a Fund’s Common Stock and AMPS. While any shares of a Fund’s AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund’s Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding shares of AMPS. If a Fund’s ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Fund’s and their Stockholders.”

        Similarly, the Fund’s current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund’s AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund’s Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund’s AMPS which may be in arrears.

        Dividends paid by each Fund, to the extent paid from tax-exempt income earned on New Jersey Municipal Bonds, are exempt from Federal income tax and New Jersey personal income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and New Jersey personal income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their S tockholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Funds AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

        For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Stock may be reinvested automatically in shares of the Fund’s Common Stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

        If either Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax and New Jersey personal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, such Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

        Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Stock elects otherwise, all dividend distributions are automatically reinvested by BONY, as agent for New Jersey Insured stockholders in administering the Plan, or State Street, as agent for New Jersey Insured IV stockholders in administering the Plan (each, a “Plan Agent”), in additional shares of a Fund’s Common Stock. BONY will be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund’s Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or State Street, as applicable, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or State Street, as applicable, as dividend paying agent, at the addresses set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the applicable Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

        Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “ dividends”) payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s Common Stock. The shares are acquired by the applicable Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Funds Common Stock from the Fund (“newly-issued shares”) or (ii) by purchase of outstanding shares of the Fund’s Common Stock on the open market (“open-market purchases”), on the NYSE (for New Jersey Insured) or AMEX (for New Jersey Insured IV) or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund’s Common Stock is equal to or less than the market price per share of the Fund’s Common Stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the applicable Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund’s Common Stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the applicable Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

        In the event of a market discount on the dividend payment date, the applicable Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the applicable Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s Common Stock exceeds the net asset value per share, the average per share purchase price paid by the applicable Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the applicable Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the applicable Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

        The applicable Plan Agent maintains all stockholder’s accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the applicable Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The applicable Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

        In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the applicable Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

        There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the applicable Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

        The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.”

        Stockholders participating in a Plan may receive benefits not available to stockholders not participating in that Plan. If the market price (plus commissions) of a Fund’s shares of Common Stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” for a discussion of the tax consequences of the Plan.

        Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

        After the Reorganization, a holder of shares of New Jersey Insured IV who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in New Jersey Insured IV and in New Jersey Insured, after the Reorganization, the stockholder’s election with respect to the dividends of New Jersey Insured will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of New Jersey Insured, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

        A holder of Common Stock of either Fund who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of New Jersey Insured IV Common Stock who qualifies for this option will have the same option with respect to the shares of New Jersey Insured Common Stock received in the Reorganization.

Liquidation Rights of Holders of AMPS

        Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of shares of the Fund’s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund’s Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

        The tax consequences of investing in shares of Common Stock or AMPS of each Fund are identical. The Funds have elected and qualified for the special tax treatment afforded RICs under the Code. New Jersey Insured intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. New Jersey Insured intends to continue to distribute substantially all of its income following the Reorganization. Under present New Jersey law, a RIC, such as each Fund, pays a flat tax of $250 per year. Each Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

        Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of “ industrial development bonds” or “private activity bonds,” if any, held by a Fund.

        The portion of exempt-interest dividends properly identified in a year-end statement as directly attributable to interest on New Jersey Municipal Bond’s and the portion of distributions attributable to gains from New Jersey Municipal Bonds (“New Jersey exempt-interest dividends”) also will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, each Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey Municipal Bonds at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the Fund’s investments. Each Fund intends to comply with this requirement so as to enable it to pass through interest exempt from both Federal income tax and New Jersey personal income tax. In the event a Fund does not so comply, distributions by that Fund may be taxable to stockholders for New Jersey personal income tax purposes. However, regardless of whether the Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Stockholders subject to income taxation by states other than New Jersey will realize a lower after-tax rate of return than New Jersey stockholders since the dividends distributed by a Fund will generally not be exempt, to any significant degree, from income taxation by such other states. Each Fund will inform stockholders annually as to the portion of the Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from New Jersey personal income tax. To the extent attributable to exempt-interest dividends, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes and is not deductible for New Jersey personal income tax purposes.

        Exempt-interest dividends and gains paid to a corporate stockholder will be subject to New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax. Accordingly, investors in each Fund, including, in particular, corporate investors that may be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in each Fund, to the receipt of Fund dividends and as to their New Jersey tax situation in general.

        On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

        The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund, as well as the Series E AMPS to be issued by New Jersey Insured, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to each Fund, the shares of each Fund’s currently outstanding AMPS, as well as the Series E AMPS to be issued by New Jersey Insured, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

        To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

        A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

        The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, New Jersey Insured will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, Series B, Series C, Series D and Series E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

        In the opinion of Brown & Wood LLP, counsel to each Fund, under current law the manner in which each Fund allocates, and New Jersey Insured will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including, for New Jersey Insured, its Series A, Series B, Series C, Series D AMPS and, after the Exchange Date (as defined below) the newly issued Series E AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’s allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

        The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

        The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

        If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal income tax and New Jersey personal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

        As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that each Fund has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by New Jersey Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends the Funds paid on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income tax. Additionally, the Funds would be subject to a Federal alternative minimum tax.

        Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and New Jersey Insured intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

        The value of shares acquired pursuant to a Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund’s Plan. Thus, stockholders who do not participate in the Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

        Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

        Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

        Tax Treatment of Options and Futures Transactions.    Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws. The Code and the Treasury regulations, as well as the New Jersey personal income tax, corporation business (franchise) tax and the corporation income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

        Under the Agreement and Plan (attached hereto as Exhibit II), New Jersey Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of New Jersey Insured IV, in exchange solely for shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued by New Jersey Insured. The number of shares of New Jersey Insured Common Stock issued to New Jersey Insured IV by New Jersey Insured will have an aggregate net asset value equal to the aggregate net asset value of the shares of New Jersey Insured IV Common Stock (except that cash will be paid in lieu of any fractional shares). The number of shares of New Jersey Insured Series E AMPS issued to New Jersey Insured IV by New Jersey Insured will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the New Jersey Insured IV AMPS. Upon receipt by New Jersey Insured IV of such shares, New Jersey Insured IV will (i) distribute pro rata the shares of New Jersey Insured Common Stock to the holders of New Jersey Insured IV Common Stock in exchange for their shares of New Jersey Insured IV Common Stock and (ii) distribute pro rata the shares of New Jersey Insured Series E AMPS to the holders of New Jersey Insured IV AMPS in exchange for their New Jersey Insured IV AMPS. Prior to the transfer of substantially all of the assets and substantially all of the liabilities of New Jersey Insured IV to New Jersey Insured, New Jersey Insured will file Articles Supplementary establishing the powers, rights and preferences of the New Jersey Insured Series E AMPS with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”). As soon as practicable after the effective date for the transfer of substantially all of the assets and substantially all of the liabilities of New Jersey Insured IV to New Jersey Insured (the “Exchange Date”), New Jersey Insured IV will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Fund, and will dissolve.

        As set forth above, New Jersey Insured IV will distribute pro rata the shares of New Jersey Insured Common Stock and the shares of New Jersey Insured Series E AMPS received by it to the holders of record of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS, as applicable, in exchange for such stockholders’ shares in New Jersey Insured IV. Such distribution will be accomplished by opening new accounts on the books of New Jersey Insured in the names of the holders of New Jersey Insured IV Common Stock and of New Jersey Insured IV AMPS and transferring to those stockholder accounts the New Jersey Insured Common Stock or New Jersey Insured Series E AMPS previously credited on those books to the accounts of New Jersey Insured IV. Each newly-opened account on the books of New Jersey Insured for the previous holders of Common Stock of New Jersey Insured IV would represent the respective pro rata number of shares of New Jersey Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of New Jersey Insured Common Stock will be issued. In lieu thereof, New Jersey Insured’s transfer agent, BONY, will aggregate all fractional shares of New Jersey Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of New Jersey Insured IV. Similarly, each newly-opened account on the books of New Jersey Insured for the previous holders of AMPS of New Jersey Insured IV would represent the respective pro rata number of shares of New Jersey Insured Series E AMPS due such holder of AMPS. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of New Jersey Insured IV to obtain their New Jersey Insured Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers of AMPS are accomplished by book entry.

        Accordingly, as a result of the Reorganization, each holder of New Jersey Insured IV Common Stock would own shares of New Jersey Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder’s New Jersey Insured IV Common Stock immediately prior to the Exchange Date. Since the New Jersey Insured Common Stock would be issued at net asset value and the shares of New Jersey Insured IV Common Stock would be valued at net asset value for the purposes of the exchange, the holders of Common Stock of each Fund will not be diluted as a result of the Reorganization. Similarly, since the New Jersey Insured Series E AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of New Jersey Insured IV, holders of AMPS of each Fund will not be diluted as result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the constituent Funds.

Procedure

        At a meeting of the Board of Directors of each Fund, the Board of Directors of each Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan. The Board of Directors of New Jersey Insured unanimously approved the submission of the Agreement and Plan to the holders of New Jersey Insured AMPS for approval as described herein. The Board of Directors of New Jersey Insured IV unanimously approved the submission of the Agreement and Plan to the holders of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS for approval as described herein.

        Also, the Board of Directors of New Jersey Insured approved the filing of Articles Supplementary establishing the powers, rights and preferences of the New Jersey Insured Series E AMPS in order that such AMPS may be distributed to holders of New Jersey Insured IV AMPS as part of the Reorganization and the issuance of additional shares of New Jersey Insured Common Stock and of shares of New Jersey Insured Series E AMPS.

        As a result of such Board approvals, the Funds have jointly filed this Joint Proxy Statement and Prospectus with the SEC soliciting a vote of the applicable stockholders of each Fund to approve the Reorganization. The costs of such solicitation with respect to the approval of the Agreement and Plan by the holders of AMPS of New Jersey Insured are to be paid by FAM, as discussed below. The costs of such solicitation with respect to the approval of the Agreement and Plan by the holders of Common Stock and AMPS of New Jersey Insured IV are to be paid by New Jersey Insured IV prior to the Valuation Date (as defined below). If the Reorganization receives the required approval of the applicable stockholders of each Fund as described herein, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect.

        The Board of Directors of New Jersey Insured recommends that the holders of New Jersey Insured AMPS approve the Agreement and Plan. The Board of Directors of New Jersey Insured IV recommends that the holders of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

        The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit II.

        Valuation of Assets and Liabilities.    The respective assets of each Fund will be valued on the business day prior to the Exchange Date (the “Valuation Date”). The valuation procedures are the same for both Funds: net asset value per share of Common Stock of each Fund will be determined as of the close of business on the NYSE based on prices at the time of closing on the Valuation Date. The NYSE generally closes at 4:00 p.m. Eastern time. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

        The New Jersey Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New Jersey Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

        Distribution of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS.    On the Exchange Date, New Jersey Insured will issue to New Jersey Insured IV a number of shares of New Jersey Insured Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of New Jersey Insured IV Common Stock on the Valuation Date. Each holder of New Jersey Insured IV Common Stock will receive the number of shares of New Jersey Insured Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the New Jersey Insured IV Common Stock. On the Exchange Date, New Jersey Insured also will issue to New Jersey Insured IV a number of shares of New Jersey Insured Series E AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of New Jersey Insured IV AMPS on the Valuation Date. Each holder of New Jersey Insured IV AMPS will receive the number of shares of New Jersey Insured Series E AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the New Jersey Insured IV AMPS.

        No sales charge or fee of any kind will be charged to stockholders of New Jersey Insured IV in connection with their receipt of New Jersey Insured Common Stock or New Jersey Insured Series E AMPS in the Reorganization. Holders of New Jersey Insured IV AMPS will find that the auction date and dividend payment date for the New Jersey Insured Series E AMPS received in the Reorganization fall on a different day of the week than the auction date and dividend payment date of the New Jersey Insured IV AMPS. This change in the auction date and dividend payment date will not adversely affect the value of a holder’s AMPS. The New Jersey Insured IV AMPS are auctioned on Thursdays. It is anticipated that the auction for the New Jersey Insured Series E AMPS will be held on Fridays. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the New Jersey Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

        Expenses.    The expenses of the Reorganization that are directly attributable to New Jersey Insured IV and the conduct of its business will be deducted from the assets of New Jersey Insured IV as of the Valuation Date. These expenses are expected to include: (a) the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured IV, (b) the expenses related to the solicitation of proxies from the stockholders of New Jersey Insured IV to be voted at that Meeting, and (c) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan of Reorganization, as well as SEC registration fees and legal and audit fees, will be borne equally by New Jersey Insured IV and FAM (since FAM has agreed to bear the expenses of the Reorganization that are attributable to New Jersey Insured). The expenses of the Reorganization attributable to New Jersey Insured IV are currently estimated to be $83,000. The expenses attributable to New Jersey Insured are expected to include, among other things: (a) the fees, if any, of the rating agencies with respect to the additional New Jersey Insured Series E AMPS, (b) the costs of printing stock certificates for the shares to be issued by New Jersey Insured to New Jersey Insured IV as part of the Reorganization and (c) (i) the expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured, (ii) the expenses related to the solicitation of proxies from the holders of New Jersey Insured AMPS to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement.

        Required Approvals.    Under the Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE and the AMEX, stockholder approval of the Agreement and Plan requires (i) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New Jersey Insured AMPS, voting as a separate class, (ii) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS, voting together as a single class, and (iii) the affirmative vote of stockholders representing more than 50% of the outstanding shares of New Jersey Insured IV AMPS, voting as a separate class. The vote of the holders of New Jersey Insured Common Stock is not required with respect to approval of the Agreement and Plan (Item 1). Because of the requirement that the Agreement and Plan be approved by the stockholders of both Funds as set forth above, the Reorganization will not take place if the applicable stockholders of either Fund do not approve the Agreement and Plan.

        Deregistration and Dissolution.    Following the transfer of substantially all of the assets and substantially all of the liabilities of New Jersey Insured IV to New Jersey Insured and the distribution of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to stockholders of New Jersey Insured IV, in accordance with the foregoing, New Jersey Insured IV will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

        Amendments and Conditions.    The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Fund as described herein, a favorable IRS ruling or an opinion of counsel being received with respect to certain tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

        Postponement, Termination.    Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization

        In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share for holders of New Jersey Insured IV Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the Combined Fund. Following the Reorganization New Jersey Insured IV stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of New Jersey Insured IV. The Board of Directors of each Fund also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds’ portfolios of New Jersey Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Board of Directors of each Fund noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of New Jersey Municipal Bonds and Municipal Bonds. The Board of Directors of each Fund also considered the relative tax positions of each of the Fund’s portfolios. Based on these factors, the Board of Directors of each Fund concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).

        The surviving fund that would result from the Reorganization would have a larger asset base then either Fund has currently. Based on data presented by FAM, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and certain other expenses are expected to be spread across the larger asset base of the Combined Fund. As a result, it is expected that holders of New Jersey Insured IV Common Stock will experience a lower operating expense ratio and higher earnings per share as holders of Common Stock of the Combined Fund after the Reorganization.

        In the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to New Jersey Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to New Jersey Insured IV on an ongoing basis or with respect to the Combined Fund after the Reorganization. The table below sets forth (i) the total annualized operating expense ratio for New Jersey Insured and New Jersey Insured IV (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (both excluding assets attributable to AMPS and including assets attributable to AMPS) as of June 30, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets (both excluding assets attributable to AMPS and including assets attributable to AMPS) of the Combined Fund as of June 30, 2000.

Fund	Net Assets, Excluding Assets Attributable to AMPS (in millions)	Total Annualized Operating Expense Ratio, Excluding Assets Attributable to AMPS	Net Assets, Including Assets Attributable to AMPS (in millions)	Total Annualized Operating Expense Ratio, Including Assets Attributable to AMPS
New Jersey Insured	$228.3	1.33%	$403.3	0.75%
New Jersey Insured V	$ 41.7	1.68%*	$ 69.7	1.01%**
Combined Fund	$270.0	1.31%	$473.0	0.75%

*	Including fee waiver and expense reimbursement, the total annualized operating expense ratio for New Jersey Insured IV was 1.26%.
**	Including fee waiver and expense reimbursement, the total annualized operating expense ratio for New Jersey Insured IV was 0.76%.

        Management projections estimate that New Jersey Insured will have net assets of approximately $473 million including assets attributable to AMPS upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, New Jersey Insured may be able to purchase larger amounts of New Jersey Municipal Bonds and Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the New Jersey Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

        Based on the foregoing, the Board of Directors of each Fund concluded that the Reorganization is in the best interests of the stockholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above.

        In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in the net asset value per share of New Jersey Insured IV Common Stock of approximately $0.03 as a result of the estimated costs of the Reorganization, management of New Jersey Insured IV advised its Board that it expects such costs would be recovered within approximately seven months after the Exchange Date because the operating expense ratio of the Combined Fund is expected to be lower than the operating expense ratio of New Jersey Insured IV.

        It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

Surrender and Exchange of Stock Certificates

        After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of New Jersey Insured IV Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of New Jersey Insured Common Stock distributable with respect to such holder’s shares of New Jersey Insured IV Common Stock, together with cash in lieu of any fractional shares of New Jersey Insured Common Stock. Promptly after the Exchange Date, the transfer agent for the New Jersey Insured Common Stock will mail to each holder of certificates formerly representing shares of New Jersey Insured IV Common Stock a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of New Jersey Insured Common Stock and cash in lieu of any fractional shares of New Jersey Insured Common Stock.

        Shares of AMPS are held in “street name” by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to Reorganization you held:	After the Reorganization, you will hold:
New Jersey Insured Common Stock	New Jersey Insured Common Stock
New Jersey Insured Series A AMPS	New Jersey Insured Series A AMPS
New Jersey Insured Series B AMPS	New Jersey Insured Series B AMPS
New Jersey Insured Series C AMPS	New Jersey Insured Series C AMPS
New Jersey Insured Series D AMPS	New Jersey Insured Series D AMPS
New Jersey Insured IV Common Stock	New Jersey Insured Common Stock
New Jersey Insured IV Series A AMPS	New Jersey Insured Series E AMPS

        Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of New Jersey Insured IV Common Stock will be furnished with instructions for exchanging their stock certificates for New Jersey Insured stock certificates and, if applicable, cash in lieu of fractional shares of New Jersey Insured Common Stock.

        From and after the Exchange Date, certificates formerly representing shares of New Jersey Insured IV Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of New Jersey Insured Common Stock distributable with respect to the shares of New Jersey Insured IV held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of New Jersey Insured IV Common Stock as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of New Jersey Insured Common Stock, as of any date after the Exchange Date and prior to the exchange of certificates by any holder of New Jersey Insured IV Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

        From and after the Exchange Date, there will be no transfers on the stock transfer books of New Jersey Insured IV. If, after the Exchange Date, certificates representing shares of New Jersey Insured IV Common Stock are presented to New Jersey Insured, they will be canceled and exchanged for certificates representing New Jersey Insured Common Stock and cash in lieu of fractional shares of New Jersey Insured Common Stock, if any, distributable with respect to such New Jersey Insured Common Stock in the Reorganization.

Tax Consequences of the Reorganization

        Summary.    As discussed below, the Reorganization is structured to ensure that neither New Jersey Insured, New Jersey Insured IV nor the shareholders of New Jersey Insured IV will recognize a gain or loss on the transaction. In addition, the basis of the New Jersey Insured shares received by New Jersey Insured IV stockholders will be the same as such holders’ basis in the New Jersey Insured IV shares exchanged.

        New Jersey Insured IV has significant net operating losses, and other losses. Generally, the Combined Fund will be able to use these losses to offset future income. However, the Code may apply some restrictions as to the timing and use of these losses which could reduce the benefit of these attributes to the Combined Fund.

        General.    The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and New Jersey Insured intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by New Jersey Insured IV for New Jersey Insured stock, as described, will constitute a reorganization, and New Jersey Insured IV and New Jersey Insured will each be deemed a “party” to a reorganization; (ii) no gain or loss will be recognized to New Jersey Insured IV as a result of the Reorganization or on the distribution of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to the stockholders of New Jersey Insured IV; (iii) no gain or loss will be recognized to New Jersey Insured as a result of the Reorganization; (iv) no gain or loss will be recognized to the stockholders of New Jersey Insured IV on the receipt of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS in exchange for their corresponding shares of New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS (except to the extent that holders of New Jersey Insured IV Common Stock receive cash representing an interest in fractional shares of New Jersey Insured Common Stock in the Reorganization); (v) the tax basis of the assets of New Jersey Insured IV in the hands of New Jersey Insured will be the same as the tax basis of such assets in the hands of New Jersey Insured IV immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the New Jersey Insured Common Stock or New Jersey Insured Series E AMPS received by the stockholders of New Jersey Insured IV in the Reorganization will be equal to the tax basis of the New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS surrendered in exchange; (vii) a stockholder’s holding period for the New Jersey Insured Common Stock or New Jersey Insured Series E AMPS will be determined by including the period for which such stockholder held the New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS exchanged therefor, provided, that such shares were held as a capital asset; (viii) New Jersey Insured’s holding period with respect to the assets of New Jersey Insured IV transferred will include the period for which such assets were held by New Jersey Insured IV; (ix) the payment of cash to common holders of New Jersey Insured IV Common Stock in lieu of fractional shares of New Jersey Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the New Jersey Insured fractional shares; and (x) the taxable year of New Jersey Insured IV will end on the effective date of the Reorganization and New Jersey Insured will succeed to and take into account certain tax attributes of New Jersey Insured IV, such as earnings and profits, capital loss carryovers and method of accounting.

        As noted in the discussion under “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of New Jersey Insured Series E AMPS pursuant to the Reorganization in addition to the already existing New Jersey Insured Series A AMPS, New Jersey Insured Series B AMPS, New Jersey Insured Series C AMPS and New Jersey Insured Series D AMPS will not cause distributions on any series of New Jersey Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, New Jersey Insured could lose the special tax treatment afforded RICs. In this case, dividends on the shares of New Jersey Insured Common Stock and New Jersey Insured AMPS would not be exempt from Federal income tax. Additionally, New Jersey Insured would be subject to a Federal alternative minimum tax and might be subject to the New Jersey corporate business (franchise) tax.

        New Jersey Insured will succeed to and take into account certain tax attributes of New Jersey Insured IV, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to New Jersey Insured.

        Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Capitalization

        The following table sets forth as of July 31, 2000 (i) the capitalization of New Jersey Insured, (ii) the capitalization of New Jersey Insured IV and (iii) the capitalization of the Combined Fund, as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of New Jersey Insured, New Jersey Insured IV
and the Combined Fund as of July 31, 2000 (unaudited)

	New Jersey Insured	New Jersey Insured IV	Pro Forma Adjustment	Combined Fund as Adjusted (a)
Net Assets:
Net Assets Attributable to Common Stock	$234,135,462	$ 42,601,512	$ (1,441,360)	$275,295,614
Net Assets Attributable to AMPS	$175,000,000	$ 28,000,000		$203,000,000
Shares Outstanding:
Common Stock	17,817,155	2,997,815	237,097	21,052,067	(b)
AMPS
Series A	1,360	1,120	(1,120)	1,360
Series B	1,360	—		1,360
Series C	2,400	—		2,400
Series D	1,880	—		1,880
Series E	—	—	1,120	1,120	(b)
Net Asset Value Per Share:
Common Stock	$ 13.14	$ 14.21		$ 13.08	(c)
AMPS	$ 25,000	$ 25,000		$ 25,000

(a)
The adjusted balances are presented as if the Reorganization had been consummated on July 31, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $83,000 attributable to New Jersey Insured IV. The estimated Reorganization expenses of $104,000 attributable to New Jersey Insured will be paid by FAM. No assurance can be given as to how many shares of New Jersey Insured Common Stock that stockholders of New Jersey Insured IV will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of New Jersey Insured Common Stock that actually will be received on or after such date.

(b)
Assumes the issuance of 3,234,912 shares of New Jersey Insured Common Stock and one newly-created series of AMPS consisting of 1,120 Series E shares, in exchange for the net assets of New Jersey Insured IV. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions and estimated Reorganization expenses for New Jersey Insured IV, on July 31, 2000.

(c)
Net Asset Value Per Share of Common Stock net of Reorganization-related expenses and distribution of undistributed net investment income of $1,142,342 for New Jersey Insured and $216,018 for New Jersey Insured IV.

ITEM 2.    ELECTION OF DIRECTORS

        At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the applicable stockholders of each Fund approve the Reorganization as described above, then the Board of Directors of New Jersey Insured elected at its Meeting will serve as the Board of Directors of the Combined Fund, until the next Annual Meeting of Stockholders of the Combined Fund. If the applicable stockholders of either Fund vote against the Reorganization, then the Board of Directors of New Jersey Insured IV elected at its Meeting will continue to serve until the next Annual Meeting of Stockholders of New Jersey Insured IV. It is intended that all properly executed proxies that have not been properly revoked or superseded will be voted (unless such authority has been withheld in the proxy) as follows:

          (1)  All proxies of the holders of shares of AMPS of each Fund, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of AMPS of that Fund;

          (2)  All proxies of the holders of New Jersey Insured AMPS will be voted in favor of the persons designated as Directors to be elected by the holders of Common Stock and AMPS of that Fund. (The holders of New Jersey Insured AMPS vote together as a single class with the holders of New Jersey Insured Common Stock on the election of these Directors. The proxies of the holders of New Jersey Insured Common Stock are being solicited by a separate proxy statement.); and

          (3)  All proxies of the holders of shares of Common Stock and AMPS of New Jersey Insured IV, voting together as a single class, will be voted in favor of the persons designated as Directors to be elected by the holders of shares of Common Stock and AMPS of that Fund.

        The Board of Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as such Board of Directors may recommend.

        Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.

To Be Elected by Holders of AMPS of New Jersey Insured, Voting Separately as a Class, and by Holders of AMPS of New Jersey Insured IV, Voting Separately as a Class

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Charles C. Reilly (1) (2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President and
Chief Investment Officer of Verus Capital, Inc. from 1979 to
1990; Senior Vice President of Arnhold and S. Bleichroeder,
Inc. from 1973 to 1990; Adjunct Professor, Columbia
University Graduate School of Business from 1990 to 1991;
Adjunct Professor, Wharton School, The University of
Pennsylvania from 1989 to 1990; Partner, Small Cities Cable
Television from 1986 to 1997.

Richard R. West (1) (2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993,
and currently Dean Emeritus of New York University,
Leonard N. Stern School of Business Administration;
Director of Bowne & Co., Inc., Vornado Realty Trust, Inc.,
Vornado Operating Company and Alexander’s Inc.

To Be Elected by Holders of Common Stock and AMPS of New Jersey Insured, Voting Together as a Single Class, and by Holders of Common Stock and AMPS of New Jersey Insured IV, Voting Together as a Single Class

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Terry K. Glenn (1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of FAM and MLIM (the terms
FAM and MLIM as used herein include their corporate
predecessors) since 1983; Executive Vice President and
Director of Princeton Services, Inc. (“Princeton Services”)
since 1993; President of FAM Distributors, Inc. (“FAMD”)
since 1986 and Director thereof since 1991; President of
Princeton Administrators, L.P. since 1988.

Ronald W. Forbes (1) (2) 1400 Washington Avenue Albany, New York 12222	60	Professor Emeritus of Finance, School of Business, State
University of New York at Albany, since 2000 and Professor
thereof from 1989 to 2000; International Consultant, Urban
Institute, Washington, D.C. from 1995 to 1999.

Cynthia A. Montgomery (1) (2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48	Professor, Harvard Business School since 1989; Associate
Professor, J.L. Kellogg Graduate School of Management,
Northwestern University from 1985 to 1989; Assistant
Professor, Graduate School of Business Administration, The
University of Michigan from 1979 to 1985; Director, UNUM
Provident Corporation since 1990 and Director,
NewellRubbermaid Company since 1995.

Kevin A. Ryan (1) (2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	68	Founder and currently Director Emeritus of The Boston
University Center for the Advancement of Ethics and
Character and Director thereof until 1999; Professor from
1982 to 1999 and currently Professor Emeritus of Education
at Boston University; formerly taught on the faculties of The
University of Chicago, Stanford University and Ohio State
University.

Roscoe S. Suddarth (1) (2) 1761 N Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute, since 1995; Foreign Service
Officer, United States Foreign Service, from 1961 to 1995;
Career Minister, from 1989 to 1995; U.S. Ambassador to the
Hashemite Kingdom of Jordan, from 1987 to 1990; Deputy
Inspector General, U.S. Department of State, from 1991 to
1994.

Edward D. Zinbarg (1) (2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	66	Self-employed financial consultant since 1994; Executive
Vice President of The Prudential Insurance Company of
America from 1988 to 1994; former Director of Prudential
Reinsurance Company and former Trustee of the Prudential
Foundation.

(1)
Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Directors” below and “Information Pertaining to Officers and Directors” in Exhibit I.

(2)	Member of Audit Committee of the Board of Directors of each Fund.
*	Interested person, as defined in the Investment Company Act, of each Fund.

Committee and Board Meetings

        The Board of Directors of each Fund has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee generally will not consider nominees recommended by stockholders of the Funds. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

        During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE (New Jersey Insured) or AMEX (New Jersey Insured IV). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that each of Jodi M. Pinedo and Michael G. Clark inadvertently made a late Form 3 (Initial Statement of Beneficial Ownership of Securities) filing and a late Form 4 (Statement of Changes in Beneficial Ownership) filing with respect to each Fund.

Interested Persons

        Each Fund considers Mr. Glenn to be an “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of each Fund.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund’s most recently completed fiscal year is set forth in Exhibit I.

Officers of the Funds

        Information regarding the officers of each Fund is set forth in Exhibit I. Officers of the Funds are elected and appointed by the applicable Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

ITEM 3.    SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the Fund’s current fiscal year. Ernst & Young LLP (“E&Y”) acts as independent auditors for New Jersey Insured and is expected to act as independent auditors for the Combined Fund. Deloitte & Touche LLP (“D&T”) acts as independent auditors for New Jersey Insured IV. The current fiscal year for New Jersey Insured is the fiscal year ending July 31, 2001. The current fiscal year for New Jersey Insured IV is the fiscal year ending May 31, 2001.

        No Fund knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the stockholders of each respective Fund. If the applicable stockholders of each Fund approve the Reorganization as set forth above, then the independent auditors selected at the Meeting for New Jersey Insured will serve as the independent auditors of the Combined Fund until the next Annual Meeting of Stockholders for the Combined Fund. If the applicable stockholders of either Fund vote against the Reorganization, then the independent auditors of each Fund selected at the applicable Meeting will continue to serve as independent auditors of that Fund until the next Annual Meeting of Stockholders of that Fund. Unless a contrary specification is made, the accompanying proxy of each Fund will be voted in favor of ratifying the selection of such Fund’s auditors.

        E&Y also acts as independent auditors for several other investment companies for which FAM or MLIM acts as investment adviser. Additionally, D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLIM, and for most other investment companies for which FAM or MLIM acts as investment adviser. The Board of Directors of New Jersey Insured considered the fact that E&Y have been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to New Jersey Insured. The Board of Directors of New Jersey Insured IV considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to New Jersey Insured IV.

        Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

INFORMATION CONCERNING THE ANNUAL MEETINGS

Date, Time and Place of Meetings

        The Meetings will be held on December 13, 2000 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

Solicitation, Revocation and Use of Proxies

        A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the applicable Meeting. Although mere attendance at a Meeting will not revoke a proxy, a stockholder present at a Meeting may withdraw his or her proxy and vote in person.

        All shares represented by properly executed proxies, unless such proxies previously have been superceded or revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted (i) “FOR” the approval of the Agreement and Plan, (ii) “FOR” the election of the applicable nominees to the applicable Board of Directors and (iii) “FOR” the ratification of the selection of E&Y or D&T, as applicable, as independent auditors. It is not anticipated that any other matters will be brought before a Meeting. If, however, any other business properly is brought before a Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of shares of Common Stock or AMPS of each Fund at the close of business on the Record Date are entitled to vote at the applicable Meeting or any adjournment thereof. Holders of New Jersey Insured Common Stock will receive a separate Notice of Annual Meeting and a separate Proxy Statement in connection with the Meeting for New Jersey Insured. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

        To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of either Fund.

        As of the Record Date, none of the nominees for Director held shares of the Funds.

        As of the Record Date, the Directors and officers of New Jersey Insured as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of New Jersey Insured Common Stock and owned no New Jersey Insured AMPS.

        As of the Record Date, the Directors and officers of New Jersey Insured IV as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of New Jersey Insured IV Common Stock and owned no New Jersey Insured IV AMPS.

        On the Record Date, Mr. Glenn, a Director and an officer of each Fund, Arthur Zeikel, a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

        For purposes of this Joint Proxy Statement and Prospectus, each share of New Jersey Insured AMPS, each share of New Jersey Insured IV Common Stock and each share of New Jersey Insured IV AMPS is entitled to one vote. With respect to New Jersey Insured, approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the outstanding shares of New Jersey Insured AMPS, voting as a separate class. With respect to New Jersey Insured IV, approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the outstanding shares of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS, voting together as a single class, and a majority of the outstanding shares of New Jersey Insured IV AMPS, voting as a separate class.

        For purposes of each Meeting, a quorum consists of one-third of the outstanding shares of Common Stock and AMPS entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable stockholders of a Fund is not present, or if a quorum is present but sufficient votes to take action with respect to the Agreement and Plan are not received from the applicable stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the applicable Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund’s stockholders.

        With respect to the election of Directors, assuming a quorum is present, holders of shares of a Fund’s AMPS, voting separately as a class, are entitled to elect two Directors of the Fund and holders of shares of a Fund’s Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors of that Fund. With respect to each Fund, assuming a quorum is present, (x) election of the two Directors of the Fund to be elected by the holders of shares of that Fund’s AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of that Fund’s AMPS, represented at the applicable Meeting and entitled to vote, voting separately as a class; and (y) election of the remaining Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of that Fund’s Common Stock and AMPS, represented at the applicable Meeting and entitled to vote, voting together as a single class.

        Assuming a quorum is present, approval of the ratification of the selection of the independent auditors of each Fund will require the affirmative vote of a majority of the votes cast by the holders of that Fund’s Common Stock and AMPS represented at the applicable Meeting and entitled to vote, voting together as a single class.

Appraisal Rights

        Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as New Jersey Insured IV, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of New Jersey Insured IV Common Stock will be bound by the terms of the Reorganization, if approved at the Meetings. However, any holder of New Jersey Insured IV Common Stock may sell his or her shares of Common Stock at any time on the AMEX. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by New Jersey Insured IV will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of New Jersey Insured IV, neither holders of New Jersey Insured Common Stock nor holders of New Jersey Insured AMPS are entitled to appraisal rights under Maryland law.

        Under Maryland law, a holder of AMPS of New Jersey Insured IV desiring to receive payment of the fair value of his or her stock (an “objecting stockholder”) (i) must file with New Jersey Insured IV a written objection to the Reorganization at or before the Meeting for New Jersey Insured IV, (ii) must not vote in favor of the Reorganization (although a vote against the Reorganization is not required), and (iii) must make written demand on New Jersey Insured for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department accepts for filing the Articles of Transfer with respect to the Reorganization (New Jersey Insured is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). A vote against the Reorganization will not be sufficient to satisfy the requirement of a written demand described in (iii). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting for New Jersey Insured IV. A demand for payment of fair market value may not be withdrawn, except upon the consent of New Jersey Insured. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

ADDITIONAL INFORMATION

        The expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured, the expenses related to the solicitation of proxies from the holders of New Jersey Insured AMPS to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by FAM on behalf of New Jersey Insured. The expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured IV, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by New Jersey Insured IV prior to the Valuation Date so as to be borne by the holders of New Jersey Insured IV Common Stock.

        The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

        In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by FAM and New Jersey Insured IV of approximately $3,500 per Fund, plus out-of-pocket expenses of approximately $4,800 for New Jersey Insured and $1,200 for New Jersey Insured IV.

        Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of each Fund (Item 2) and the ratification of the selection of independent auditors for each Fund (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firms request for voting instructions. With respect to shares of New Jersey Insured IV Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Shares of AMPS of either Fund held in “street name”, however, may be voted by broker-dealer firms without instructions under certain conditions with respect to Item 1 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on Item 1, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against Item 1 and (iii) with respect to New Jersey Insured IV, holders of that Fund’s Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 (with respect Common Stock and AMPS) and on Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

        This Joint Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that New Jersey Insured has filed with the SEC under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

        The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, 13th Floor, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning New Jersey Insured can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

        BONY acts as the custodian for the cash and securities of New Jersey Insured. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286. State Street acts as the custodian for the cash and securities of New Jersey Insured IV. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the New Jersey Insured Common Stock, pursuant to a registrar, transfer agency and service agreement with New Jersey Insured. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the Combined Fund after the Reorganization.

        State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the New Jersey Insured IV Common Stock, pursuant to a registrar, transfer agency and service agreement with New Jersey Insured IV. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

        BONY serves as the transfer agent, dividend disbursing agent, registrar and auction agent to New Jersey Insured and New Jersey Insured IV in connection with their respective AMPS, pursuant to separate registrar, transfer agency, dividend disbursing agency and service agreements with each Fund. The principal business address of the Auction Agent in such capacity is 101 Barclay Street, New York, New York 10286.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Brown & Wood LLP, New York, New York. Certain information appearing under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” relating to matters of New Jersey law will be passed upon for the Funds by Drinker, Biddle & Shanley LLP, Florham Park, New Jersey.

EXPERTS

        Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of New Jersey Insured as of July 31, 2000 as set forth in their report which appears in this Joint Proxy Statement and Prospectus. The financial statements and financial highlights of New Jersey Insured are included in reliance upon their report, given on their authority as experts in accounting and auditing.

        Deloitte & Touche LLP, independent auditors, have audited the financial statements and financial highlights of New Jersey Insured IV as of May 31, 2000 as set forth in their report which appears in this Joint Proxy Statement and Prospectus. The financial statements and financial highlights of New Jersey Insured IV are included in reliance upon their report, given on their authority as experts in accounting and auditing.

        Ernst & Young LLP will serve as independent auditors for the Combined Fund after the Reorganization. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830.

STOCKHOLDER PROPOSALS

        The 2001 Annual Meetings of New Jersey Insured and New Jersey Insured IV (if the Reorganization is not approved) are expected to be held in December. If a stockholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of that Fund, and desires to have the proposal included in that Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of New Jersey Insured or New Jersey Insured IV, as applicable, by July 16, 2001.

By Order of the Boards of Directors

JODI M. PINEDO
Secretary of MuniHoldings New Jersey Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund IV, Inc.

Plainsboro, New Jersey
Dated: November 13, 2000

INDEX TO FINANCIAL STATEMENTS

Page

Audited Financial Statements for MuniHoldings New Jersey Insured Fund, Inc.
for the Fiscal Year Ended July 31, 2000	F-2

Audited Financial Statements for MuniHoldings New Jersey Insured Fund IV, Inc.
for the Period July 23, 1999 (commencement of operations) to May 31, 2000	F-18

Pro Forma Unaudited Financial Statements for the Combined Fund,
as of July 31, 2000	F-29

     Audited Financial Statements for
MuniHoldings New Jersey Insured Fund, Inc.
for the Fiscal Year Ended July 31, 2000

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2000 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
August 26, 2000

				MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS				(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

New Jersey — 94.0%	AAA	Aaa	$1,005	Atlantic City, New Jersey, Municipal Utilities Revenue Bonds, 5% due 6/01/2022 (a)	$937

				Bernards Township, New Jersey, School District, GO:
	AAA	A1	3,205	5.30% due 1/01/2022	3,101
	AAA	A1	2,870	5.30% due 1/01/2023	2,768

				Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (c):
	AAA	Aaa	1,540	5.50% due 9/01/2016	1,554
	AAA	Aaa	2,635	5.375% due 9/01/2019	2,596

	NR*	Aaa	430	Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)	448

	AAA	Aaa	6,510	Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds, Series A,
				5.25% due 10/01/2017 (c)	6,380

			Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds:
AAA	Aaa	5,000	5.50% due 1/01/2012 (c)	5,167
AAA	Aaa	3,250	5.625% due 1/01/2013 (c)	3,366
AAA	Aaa	4,365	6% due 1/01/2018 (c)	4,582
AAA	Aaa	5,500	6% due 1/01/2019 (c)	5,770
AAA	Aaa	8,025	(Port District Project), Series B, 5% due 1/01/2026 (d)	7,386

NR*	Aaa	1,000	East Orange, New Jersey, Water Utility, GO, Refunding, 5.70% due 6/15/2022 (a)	1,012

NR*	Aaa	4,000	Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds (Correctional Facility Project), 6% due 10/01/2025 (b)	4,179

AAA	Aaa	5,000	Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)	4,854

AAA	Aaa	2,705	Essex County, New Jersey, Improvement Authority, Utility System Revenue Bonds (East Orange Franchise), 6% due 7/01/2018 (d)	2,834

AAA	Aaa	1,015	Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375% due 9/01/2017	1,014

			Lafayette Yard, New Jersey, Community Development Revenue Bonds (Hotel/Conference Center Project — Trenton) (d):
NR*	Aaa	1,125	6.125% due 4/01/2016	1,207
NR*	Aaa	4,250	6% due 4/01/2029	4,437

AAA	Aaa	825	Lopatcong Township, New Jersey, Board of Education, GO, 5.70% due 7/15/2025 (c)	833

			Metuchen, New Jersey, School District, GO (b):
AAA	NR*	1,000	5.20% due 9/15/2024	953
AAA	NR*	1,190	5.20% due 9/15/2025	1,131
AAA	NR*	885	5.20% due 9/15/2026	839

			Middlesex County, New Jersey, COP (d):
AAA	Aaa	4,630	5.25% due 6/15/2023	4,445
AAA	Aaa	6,600	5.30% due 6/15/2029	6,309

AAA	Aaa	4,250	Middlesex County, New Jersey, COP, Refunding, 5% due 2/15/2019 (d)	4,000

AA+	Aaa	5,270	Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds (Educational Services Commission Projects), 6% due 7/15/2025	5,520

NR*	Aaa	1,100	Montgomery Township, New Jersey, Board of Education, COP, 4.875% due 9/01/2023 (d)	992

			Moorestown Township, New Jersey, School District, GO (b):
AAA	Aaa	1,180	4.90% due 1/01/2021	1,083
AAA	Aaa	1,315	4.95% due 1/01/2023	1,209

AAA	Aaa	5,015	New Brunswick, New Jersey, Housing Authority, Lease Revenue Refunding Bonds, 4.625% due 7/01/2024 (b)	4,327

A1+	P1	100	New Jersey EDA, Economic Development Revenue Refunding Bonds (Stolthaven Project), VRDN, Series A, 4.05% due 1/15/2018 (f)	100

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

	AMT	Alternative Minimum Tax (subject to)
	COP	Certificates of Participation
	EDA	Economic Development Authority
	GO	General Obligation Bonds
	RIB	Residual Interest Bonds

				MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (continued)				(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

New Jersey (continued)	BBB–	NR*	$ 6,650	New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village), Series A, 5.50% due 1/01/2025	$ 5,219

	AAA	Aaa	5,000	New Jersey EDA, Lease Revenue Bonds (University of Medicine and Dentistry — International
				Center for Public Health Project), 6% due 6/01/2032 (a)	5,194

				New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds:
	AAA	Aaa	6,075	(NUI Corporation Projects), AMT, Series A, 5.70% due 6/01/2032 (d)	5,969
	A1+c	VMIG1†	2,000	(New Jersey Natural Gas Co. Project), VRDN, AMT, Series A, 4.20% due 8/01/2030 (a)(f)	2,000
	A1+c	VMIG1†	2,100	(New Jersey Natural Gas Co. Project), VRDN, Series A, 3.70% due 1/01/2028 (a)(f)	2,100
	NR*	Aaa	7,210	RIB, AMT, Series 161, 6.94% due 6/01/2032 (d)(e)	6,959

	AAA	Aaa	6,155	New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease, Series A, 6% due 5/01/2016 (c)	6,484

				New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects) (a):
	AAA	Aaa	3,000	6% due 6/15/2015	3,188
	AAA	Aaa	4,620	6.25% due 6/15/2020	4,965

				New Jersey EDA, Water Facilities Revenue Bonds, AMT:
	AAA	Aaa	13,000	(American Water Company Inc.), Series A, 5.25% due 7/01/2038 (b)	11,926
	AAA	Aaa	14,800	(Middlesex Water Company Project), 5.35% due 2/01/2038	13,808

				New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
	AAA	Aaa	6,750	(Atlantic Health Systems Hospital Corporation), Series A, 5% due 7/01/2027 (a)	6,091
	AAA	Aaa	2,750	(Barnert Hospital), 5% due 8/01/2025 (d)	2,502
	BBB	NR*	3,075	(Christian Health Care Center), Series A, 5.50% due 7/01/2018	2,545
	AAA	Aaa	2,875	(JFK Medical Center — Hartwyck), 5% due 7/01/2025 (d)	2,609
	AAA	Aaa	3,000	(Medical Center at Princeton Obligation Group), 5% due 7/01/2023 (a)	2,740
	AAA	Aaa	11,340	(Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)	10,904
	BBB–	Baa3	1,150	(Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027	966
	AAA	Aaa	5,255	(Virtua Health Issue), 4.50% due 7/01/2028 (c)	4,319

				New Jersey Sports and Exposition Authority, State Contract Revenue Bonds (d):
	AAA	Aaa	2,400	Series A, 6% due 3/01/2013	2,571
	A1+	VMIG1†	6,200	VRDN, Series C, 4% due 9/01/2024 (f)	6,200

				New Jersey State Educational Facilities Authority Revenue Bonds:
	AAA	Aaa	8,905	(Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)	9,179
	AAA	Aaa	9,420	(Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)	9,681
	AAA	Aaa	2,500	(New Jersey Institute of Teachers), Series 1995E, 5.375% due 7/01/2025 (d)	2,418
	AAA	Aaa	1,950	(University Medical Dentistry of New Jersey), Series C, 5.125% due 12/01/2029 (a)	1,815

				New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
	BBB	Baa2	2,030	(Monmouth University), Series C, 5.75% due 7/01/2017	2,008
	BBB	Baa2	2,000	(Monmouth University), Series C, 5.80% due 7/01/2022	1,949
	AAA	Aaa	2,730	(Ramapo College), Series G, 4.625% due 7/01/2028 (a)	2,324

	AAA	NR*	11,130	New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT,
				Series A, 5.25% due 6/01/2018 (d)	10,645

	AAA	Aaa	2,200	New Jersey State Highway Authority, Garden State Parkway, General Revenue Refunding Bonds,
				5.75% due 1/01/2015 (b)	2,295

			New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds (d):
AAA	Aaa	6,195	AMT, Series K, 6.375% due 10/01/2026	6,315
AAA	Aaa	2,000	AMT, Series M, 6.95% due 10/01/2022	2,101
AAA	Aaa	2,000	AMT, Series M, 7% due 10/01/2026	2,106
AAA	Aaa	1,000	AMT, Series U, 5.60% due 10/01/2012	1,024
AAA	Aaa	2,820	AMT, Series U, 5.65% due 10/01/2013	2,878
AAA	Aaa	3,000	AMT, Series U, 5.75% due 4/01/2018	3,021
AAA	Aaa	2,320	AMT, Series U, 5.85% due 4/01/2029	2,321
AAA	Aaa	3,000	Series L, 6.65% due 10/01/2014	3,132

			New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
			Refunding Bonds (d):
AAA	Aaa	2,440	AMT, Series S, 5.95% due 10/01/2017	2,460
AAA	Aaa	2,800	Series V, 5.25% due 4/01/2026	2,588

			New Jersey State Transit Corporation, COP (Federal Transit Administration Grants), Series A (a):
AAA	Aaa	1,500	6% due 9/15/2013	1,603
AAA	Aaa	5,000	6.125% due 9/15/2015	5,340

			New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds,
			Series A:
AA	Aa2	2,740	6% due 6/15/2016	2,892
AAA	Aaa	2,500	5% due 6/15/2018 (c)	2,361
AAA	Aaa	1,500	4.50% due 6/15/2019 (c)	1,292
AA	Aa2	7,500	6% due 6/15/2019	7,858

AAA	Aaa	20,000	New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
			5.75% due 1/01/2019 (d)	20,496

			North Bergen Township, New Jersey, Board of Education, COP (c):
NR*	Aaa	1,250	5% due 12/15/2018	1,170
NR*	Aaa	1,000	6% due 12/15/2019	1,047
NR*	Aaa	1,580	6.25% due 12/15/2020	1,685
NR*	Aaa	1,680	6.25% due 12/15/2021	1,785

AAA	NR*	1,200	North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due 8/01/2022 (b)	1,137

NR*	Aaa	3,035	Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding, Series C,
			5.10% due 12/01/2017 (d)	2,923

			Paterson, New Jersey, Public School District, COP (d):
NR*	Aaa	1,980	6.125% due 11/01/2015	2,128
NR*	Aaa	2,000	6.25% due 11/01/2019	2,148

NR*	Aaa	1,000	Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue Bonds, Series A,
			4.75% due 12/15/2023 (c)	885

NR*	Aaa	1,000	Plainfield, New Jersey, Municipal Utilities Authority, Solid Waste Revenue Bonds, Series A,
			4.75% due 12/15/2023 (c)	885

			Rancocas Valley, New Jersey, Regional High School District, GO:
AAA	Aaa	955	5.30% due 2/01/2024 (b)	923
AAA	Aaa	770	5.30% due 2/01/2026	741

AA	A1	3,095	Rutgers State University, New Jersey, Revenue Bonds, Series A, 5.20% due 5/01/2027	2,911

			Salem County, New Jersey, Industrial Pollution Control Financing Authority, Revenue
			Refunding Bonds:
AAA	Aaa	5,000	(Atlantic City Electric Company), 6.15% due 6/01/2029	5,250
AAA	Aaa	2,300	(Public Service Electric & Gas), Series C, 5.55% due 11/01/2033 (d)	2,270
			MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)					(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

New Jersey (concluded)				South Jersey Transportation Authority, New Jersey, Transportation System Revenue
				Refunding Bonds (a):
	AAA	Aaa	$ 4,000	5% due 11/01/2017	$ 3,809
	AAA	Aaa	4,900	5.125% due 11/01/2022	4,641

	NR*	Aaa	8,650	Trenton, New Jersey, Parking Authority, Parking Revenue Bonds, 6.10% due 4/01/2026 (b)	9,098

				Union County, New Jersey, Utilities Authority, County Deficiency Revenue Refunding Bonds:
	AAA	Aaa	4,500	AMT, Series A-2, 5% due 6/15/2028 (a)	4,025
	AA+	Aaa	2,065	Series C-1, 5% due 6/15/2028	1,890

				Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds
				(Ogden Martin System of Union), AMT, Series A (a):
	AAA	Aaa	2,305	5.375% due 6/01/2019	2,224
	AAA	Aaa	1,755	5.375% due 6/01/2020	1,688
	AAA	Aaa	3,050	5.35% due 6/01/2023	2,907

				Wall Township, New Jersey, School District, GO (c):
	AAA	Aaa	2,540	4.75% due 7/15/2022	2,257
	AAA	Aaa	1,685	4.75% due 7/15/2023	1,493

				West Orange, New Jersey, Board of Education, COP (d):
	NR*	Aaa	2,040	5.75% due 10/01/2014	2,138
	NR*	Aaa	3,590	6% due 10/01/2024	3,763

New York — 3.2%	AAA	Aaa	4,750	Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)	4,662

	AAA	Aaa	4,750	Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (d)	4,764

				Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
				(Versatile Structure Obligation), VRDN (f):
	A1+	VMIG1†	200	AMT, Series 4, 4.15% due 4/01/2024	200
	A1+	VMIG1†	2,600	AMT, Series 6, 4.15% due 12/01/2017	2,600
	A1+	VMIG1†	800	Series 5, 4.10% due 8/01/2024	800

Puerto Rico — 5.2%	AAA	Aaa	11,000	Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029 (d)	11,492

	A	Baa1	6,000	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2026	6,149

				Puerto Rico Industrial Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds, Series A:
	AAA	Aaa	1,780	(Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)	1,848
	AA	Aa2	1,750	(Hospital de la Concepcion), 6.50% due 11/15/2020	1,902

	Total Investments (Cost — 425,493) — 102.4%				418,932
	Liabilities in Excess of Other Assets — (2.4%)				(9,797)

	Net Assets — 100.0%				$ 409,135

(a) AMBAC Insured.	(f) The interest rate is subject to change periodically based upon prevailing market rates.
(b) FGIC Insured.	The interest rate shown is the rate in effect at July 31, 2000.
(c) FSA Insured.	† Highest short-term rating by Moody’s Investors Service, Inc.
(d) MBIA Insured.	* Not Rated.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.	Ratings of issues shown have not been audited by Ernst & YoungLLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of July 31, 2000

Assets:	Investments, at value (identified cost — 4 25,493,324)		418,932,264
	Cash		50,298
	Receivables:
	Securities sold	$6,255,674
	Interest	4,685,270	10,940,944

	Prepaid expenses		4,604

	Total assets		429,928,110

Liabilities:	Payables:
	Securities purchased	20,186,889
	Dividends to shareholders	254,174
	Investment adviser	152,028
	Offering costs	42,809
	Reorganization costs	41,419	20,677,319

	Accrued expenses		115,329

	Total liabilities		20,792,648

Net Assets:	Net assets		409,135,462

Capital:	Capital Stock (200,000,000 shares authorized):
	Preferred Stock, par value.10 per share (7,000 shares of AMPS*
	issued and outstanding at 25,000 per share liquidation preference)		175,000,000
	Common Stock, par value.10 per share (17,817,155 shares issued and outstanding)	1,781,716
	Paid-in capital in excess of par	272,213,540
	Undistributed investment income — net	1,142,342
	Accumulated realized capital losses on investments — net	(34,214,737)
	Accumulated distributions in excess of realized capital gains on investments — net	(226,339)
	Unrealized depreciation on investments — net	(6,561,060)

	Total — Equivalent to13.14 net asset value per share of Common Stock (market price —11.6875)		234,135,462

	Total capital		409,135,462

	* Auction Market Preferred Stock.
	See Notes to Financial Statements.

MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000
STATEMENT OF OPERATIONS
	For the Year Ended July 31, 2000

Investment	Interest and amortization of premium and discount earned		$14,575,794
Income:

Expenses:	Investment advisory fees	$1,405,167
	Reorganization expenses	410,392
	Commission fees	291,062
	Transfer agent fees	70,430
	Professional fees	66,208
	Accounting services	47,844
	Printing and shareholder reports	26,433
	Listing fees	23,478
	Custodian fees	23,305
	Directors' fees and expenses	21,303
	Organizational expenses	14,688
	Pricing fees	3,333
	Other	16,237

	Total expenses before reimbursement	2,419,880
	Reimbursement of expenses	(175,046)

	Total expenses after reimbursement		2,244,834

	Investment income — net		12,330,960

Realized & Unrealized	Realized loss on investments — net		(22,774,839)
Gain (Loss) on	Change in unrealized appreciation/depreciation on investments — net		23,363,613
Investments — Net:
	Net Increase in Net Assets Resulting from Operations		$12,919,734

	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
		For the Year Ended
		July 31,

	Increase (Decrease) in Net Assets:	2000	1999

Operations:	Investment income — net	$12,330,960	$7,875,123
	Realized gain (loss) on investments — net	(22,774,839)	325,337
	Change in unrealized appreciation/depreciation on investments — net	23,363,613	(4,373,963)

	Net increase in net assets resulting from operations	12,919,734	3,826,497

Dividends &	Investment income — net:
Distributions to	Common Stock	(8,002,927)	(5,676,267)
Shareholders:	Preferred Stock	(4,279,115)	(2,078,554)
	Realized gain on investments — net:
	Common Stock	—	(77,651)
	Preferred Stock	—	(130,955)
	In excess of realized gain on investments to Common Stock shareholders — net	—	(226,339)

	Net decrease in net assets resulting from dividends and distributions to shareholders	(12,282,042)	(8,189,766)

Capital Stock	Proceeds from issuance of Common Stock resulting from reorganization	132,197,334	—
Transactions:	Proceeds from issuance of Preferred Stock resulting from reorganization	107,000,000	—
	Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions	—	696,570

	Net increase in net assets derived from capital stock transactions	239,197,334	696,570

Net Assets:	Total increase (decrease) in net assets	239,835,026	(3,666,699)
	Beginning of year	169,300,436	172,967,135

	End of year*	$409,135,462	$169,300,436

	* Undistributed investment income — net	$1,142,342	$683,924

	See Notes to Financial Statements.

	MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended July 31,		For the Period March 11, 1998† to July 31, 1998

		2000	1999
	Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:	Net asset value, beginning of period	$ 14.47	$ 15.09	$ 15.00

	Investment income — net	1.07	1.13	.46
	Realized and unrealized gain (loss) on investments — net	(1.27)	(.58)	.16

	Total from investment operations	(.20)	.55	.62

	Less dividends and distributions to Common Stock shareholders:
	Investment income — net	(.78)	(.81)	(.26)
	Realized gain on investments — net	—	(.01)	—
	In excess of realized gain on investments — net	—	(.03)	—

	Total dividends and distributions to Common Stock shareholders	(.78)	(.85)	(.26)

	Capital charge resulting from issuance of Common Stock	—	—	(.03)

	Effect of Preferred Stock activity:††
	Dividends and distributions to Preferred Stock shareholders:
	Investment income — net	(.35)	(.30)	(.12)
	Realized gain on investments — net	—	(.02)	—
	Capital charge resulting from issuance of Preferred Stock	—	—	(.12)

	Total effect of Preferred Stock activity	(.35)	(.32)	(.24)

	Net asset value, end of period	$ 13.14	$ 14.47	$ 15.09

	Market price per share, end of period	$ 11.6875	$ 13.4375	$ 15.375

Total Investment Return:**	Based on market price per share	(7.13%)	(7.44%)	4.29%‡
	Based on net asset value per share	(3.04%)	1.56%	2.35%‡

Ratios Based on Average Net Assets of Common Stock:	Total expenses, net of reimbursement and excluding reorganization expenses***	1.27%	1.22%	.29%*

	Total expenses, net of reimbursement***	1.55%	1.22%	.29%*

	Total expenses***	1.67%	1.31%	1.21%*

	Total investment income — net***	8.52%	7.32%	8.17%*

	Amount of dividends to Preferred Stock shareholders	2.96%	1.93%	2.14%*

	Investment income — net, to Common Stock shareholders	5.56%	5.39%	6.03%*

Ratios Based on	Total expenses, net of reimbursement and excluding reorganization expenses	.72%	.75%	.18%*
Total Average Net
Assets:***†††	Total expenses, net of reimbursement	.88%	.75%	.18%*

	Total expenses	.94%	.80%	.76%*

	Total investment income — net	4.81%	4.48%	5.13%*

Ratios Based on Average Net Assets of Preferred Stock:	Dividends to Preferred Stock shareholders	3.84%	3.04%	3.61%*

Supplemental Data:	Net assets, net of Preferred Stock, end of period (in thousands)	$234,135	$101,300	$104,967

	Preferred Stock outstanding, end of period (in thousands)	$175,000	$ 68,000	$ 68,000

	Portfolio turnover	100.11%	64.93%	32.46%

Leverage:	Asset coverage per $1,000	$ 2,338	$ 2,490	$ 2,544

Dividends Per Share On Preferred Stock Outstanding:	Series A — Investment income — net	$ 896	$ 763	$ 317

	Series B — Investment income — net	$ 898	$ 766	$ 300

	Series C — Investment income — net	$ 439	—	—

	Series D — Investment income — net	$ 418	—	—

*	Annualized.	†	Commencement of operations.
**	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.	††	The Fund’s Preferred Stock was issued on October 19, 1998 for Series A and B and March 6, 2000 for Series C and D.
***	Do not reflect the effect of dividends to Preferred Stock shareholders	†††	Includes Common and Preferred Stock average net assets.
		‡	Aggregate total investment return.

See Notes to Financial Statements.

MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’ s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization expenses — In accordance with Statement of Position 98-5, unamortized organization expenses of $14,688 were expensed during the year ended July 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions post-October losses.

(g) Reclassification — Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $12 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $409,512 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays monthly fee at an annual rate of .55% of the Fund’s weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2000, FAM earned fees of $1,405,167, of which $175,046 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $246,905,915 and $245,999,229, respectively.

Net realized losses for the year ended July 31, 2000 and net unrealized losses as of July 31, 2000 were as follows:

	Realized Losses	Unrealized Losses

Long-term investments	$(21,623,050)	$(6,561,060)
Financial futures contracts	(1,151,789)	—

Total	$(22,774,839)	$(6,561,060)

As of July 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $8,177,402, of which $5,204,074 related to appreciated securities and $13,381,476 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $427,109,666.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended July 31, 2000 increased by 10,816,659 as a result of the reorganization

MuniHoldings New Jersey Insured Fund, Inc., July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

and during the year ended July 31, 1999 increased by 44,928 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2000 were Series A, 2.75%; Series B, 2.99%; Series C, 4.14% and Series D, 4.10%.

Shares issued and outstanding during the year ended July 31, 2000 increased by 4,280 as a result of the reorganization and during the year ended July 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $146,926 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies:
On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings New Jersey Insured Fund II, Inc. and MuniHoldings New Jersey Insured Fund III, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

	Common Stock Shares Exchanged	AMPS Shares Exchanged

Muni Holdings New Jersey Insured Fund II, Inc.	6,154,660	2,400
MuniHoldings New Jersey Insured Fund III, Inc.	5,297,667	1,880

In exchange for these shares, the Fund issued 10,816,659 Common Stock shares and 4,280 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

	Net Assets		Accumulated Net Realized Capital Losses
		Unrealized Depreciation

MuniHoldings
New Jersey Insured Fund II, Inc.	$129,890,849	$14,709,462	$6,937,095
MuniHoldings New Jersey Insured Fund III, Inc.	$109,306,485	$11,969,912	$4,502,815

The aggregate net assets of the Fund immediately after the acquisition amounted to $392,754,800.

6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $7,536,000, of which $523,000 expires in 2006, $6,464,000 expires in 2007 and $549,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On August 8, 2000, the Fund’s Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059895 per share, payable on August 30, 2000 to shareholders of record as of August 18, 2000.

[This page is intentionally left blank.]

     Audited Financial Statements for
MuniHoldings New Jersey Insured Fund IV, Inc.
for the Period July 23, 1999
(commencement of operations)
to May 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders
MuniHoldings New Jersey Insured Fund IV, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New Jersey Insured Fund IV, Inc. as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund IV, Inc., as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000 in accordance with accounting principles generally accepted in the United States of America.

Deloite & Touche LLP
Princeton, New Jersey
July 5, 2000

				MuniHoldings New Jersey Insured Fund IV, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS				(in thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

New Jersey — 98.4%	NR*	Aaa	1,105	Bayonne, New Jersey, School, GO, Refunding, 5% due 5/01/2014 (c)	$ 1,034

				Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds (c):
	AAA	Aaa	1,750	5.625% due 1/01/2013	1,756
	AAA	Aaa	500	5.75% due 1/01/2015	502

	AAA	Aaa	3,050	Essex County, New Jersey, Improvement Authority Revenue Bonds, Utility System (Orange Franchise), Series A, 5.75% due 7/01/2027 (d)	2,978

	NR*	Aaa	4,400	Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds, Series A, 4.80% due 4/01/2014 (c)	3,946

	AAA	NR*	1,400	Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding Bonds (Hudson County Lease Project), 5.40% due 10/01/2025 (b)	1,298

				Jersey City, New Jersey, Quality Public Improvement, GO, Refunding, Series B (d):
	AAA	Aaa	1,500	5.375% due 9/01/2017	1,434
	AAA	Aaa	1,545	5.375% due 9/01/2018	1,466

	NR*	Aaa	1,000	Lafayette Yard, New Jersey, Community Development Revenue Bonds (Hotel/Conference Center Project-Trenton), 6% due 4/01/2029 (d)	1,001

	AAA	NR*	1,120	Metuchen, New Jersey, School District, GO, 5.20% due 9/15/2022 (b)	1,014

	AAA	Aaa	1,400	Moorestown Township, New Jersey, School District, GO, 5% due 1/01/2024 (b)	1,220

	AAA	Aaa	2,304	Mount Laurel Township, New Jersey, Board of Education, GO, 5.60% due 8/01/2019 (b)	2,238

	NR*	VMIG1†	900	New Jersey EDA, Dock Facility Revenue Bonds (Bayonne IMTT Project), VRDN, Series B, 4.25% due 12/01/2027 (f)	900

	BBB–	NR*	3,500	New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village), Series A, 5.50% due 1/01/2018	2,793

	NR*	Aaa	3,155	New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, RIB, AMT, Series 161, 6.82% due 6/01/2032 (d)(e)	2,778

				New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development Company Project) (b):
	AAA	Aaa	1,430	5.60% due 10/15/2019	1,381
	AAA	Aaa	1,000	5.60% due 10/15/2026	958

	AAA	Aaa	3,000	New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease, Series A, 6% due 5/01/2016 (c)	3,062

				New Jersey EDA, Water Facilities Revenue Refunding Bonds:
	AAA	Aaa	850	(Middlesex Water Company Project), AMT, Series A, 5.25% due 2/01/2029 (d)	746
	NR*	VMIG1†	500	(United Water New Jersey Inc. Project), VRDN, Series B, 4.45% due 11/01/2025 (a)(f)	500

	AAA	Aaa	5,750	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)	5,247

	AAA	Aaa	2,000	New Jersey State Educational Facilities Authority Revenue Bonds (Princeton Theological), Series B, 5.90% due 7/01/2026	2,003

	AAA	Aaa	1,000	New Jersey State Highway Authority, Garden State Parkway, General Revenue Refunding Bonds, 5.75% due 1/01/2015 (b)	1,005

				New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, AMT (d):

	AAA	Aaa	4,000	Series K, 6.375% due 10/01/2026			4,025
	AAA	Aaa	5,000	Series M, 7% due 10/01/2026			5,222

	NR*	Aaa	2,165	Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
				(JFK International Air Terminal LLC), RIB, AMT, Series 157, 6.92%
				due 12/01/2022 (d)(e)			1,986

				Port Authority of New York and New Jersey, Special Obligation Revenue Refunding
				Bonds (Versatile Structure Obligation), VRDN (f):
	A1+	VMIG1†	900	Series 2, 4.35% due 5/01/2019			900
	A1+	VMIG1†	700	Series 3, 4.40% due 6/01/2020			700

	AAA	Aaa	2,000	Salem County, New Jersey, Industrial Pollution Control Financing Authority,
				Revenue Refunding Bonds (Public Service Electric & Gas), Series C, 5.55%
				due 11/01/2033 (d)			1,876

	AAA	Aaa	3,035	South Jersey Transportation Authority, New Jersey, Transportation System
				Revenue Refunding Bonds, 5.125% due 11/01/2022 (a)			2,706

	AAA	NR*	3,000	Sparta Township, New Jersey, School District, GO, Refunding, 5% due 9/01/2026 (d)			2,595

				Stafford Township, New Jersey, GO, Refunding (b):
	NR*	Aaa	1,010	4.80% due 2/01/2021			859
	NR*	Aaa	1,070	4.80% due 2/01/2023			901
	NR*	Aaa	1,097	4.80% due 2/01/2024			921

				Wall Township, New Jersey, School District, GO (c):
	AAA	Aaa	2,235	4.50% due 7/15/2020			1,815
	AAA	Aaa	1,000	4.75% due 7/15/2023			834

	Total Investments (Cost — 70,406)—98.4%						66,600
	Other Assets Less Liabilities—1.6%						1,104

	Net Assets—100.0%						$67,704

	(a) AMBAC Insured.				(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
	(b) FGIC Insured.
	(c) FSA Insured.
	(d) MBIA Insured.				(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.

					* Not Rated.
					† Highest short-term rating by Moody’s Investors Service, Inc.
	See Notes to Financial Statements.				Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Portfolio Abbreviations					AMT	Alternative Minimum Tax (subject to)

To simplify the listings of MuniHoldings New Jersey Insured Fund IV, Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

					EDA	Economic Development Authority
					GO	General Obligation Bonds
					RIB	Residual Interest Bonds
					VRDN	Variable Rate Demand Notes

. .
	MuniHoldings New Jersey Insured Fund IV, Inc., May 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of May 31, 2000

Assets:	Investments, at value (identified cost — $70,406,259)		$66,600,303
	Cash		71,081
	Interest receivable		1,269,419

	Total assets		67,940,803

Liabilities:	Payables:
	Dividends to shareholders	$81,755
	Offering costs	31,451
	Investment adviser	11,935	125,141

	Accrued expenses and other liabilities		112,041

	Total liabilities		237,182

Net Assets:	Net assets		$67,703,621

Capital:	Capital Stock (200,000,000 shares authorized):
	Preferred Stock, par value $.10 per share (1,120 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$28,000,000
	Common Stock, par value $.10 per share (2,997,815 shares issued and outstanding)	$299,781
	Paid-in capital in excess of par	44,160,707
	Undistributed investment income — net	211,709
	Accumulated realized capital losses on investments — net	(1,162,620)
	Unrealized depreciation on investments — net	(3,805,956)

	Total — Equivalent to $13.24 net asset value per share of Common Stock (market price — $11.75)		39,703,621

	Total capital		$67,703,621

*	Auction Market Preferred Stock.
	See Notes to Financial Statements.

STATEMENT OF OPERATIONS

		For the Period July 23, 1999† to May 31, 2000

Investment Income:		Interest and amortization of premium and discount earned		$3,253,726

Expenses:		Investment advisory fees	$313,824
		Commission fees	60,099
		Professional fees	41,214
		Accounting services	38,426
		Transfer agent fees	20,272
		Directors’ fees and expenses	18,249
		Printing and shareholder reports	7,595
		Listing fees	7,165
		Custodian fees	3,849
		Pricing fees	3,519
		Other	8,143

		Total expenses before reimbursement	522,355
		Reimbursement of expenses	(210,584)

		Total expenses after reimbursement		311,771

		Investment income — net		2,941,955

Realized &		Realized loss on investments — net		(1,162,620)
Unrealized Loss on Investments — Net:		Unrealized depreciation on investments — net		(3,805,956)

		Net Decrease in Net Assets Resulting from Operations		$(2,026,621)

	†	Commencement of operations.
		See Notes to Financial Statements.

	MuniHoldings New Jersey Insured Fund IV, Inc., May 31, 2000
		For the Period
STATEMENTS OF CHANGES IN NET ASSETS		July 23, 1999† to
	Increase (Decrease) in Net Assets:	May 31, 2000

Operations:	Investment income — net	$2,941,955
	Realized loss on investments — net	(1,162,620)
	Unrealized depreciation on investments — net	(3,805,956)

	Net decrease in net assets resulting from operations	(2,026,621)

Dividends to	Investment income — net:
Shareholders:	Common Stock	(1,886,942)
	Preferred Stock	(843,304)

	Net decrease in net assets resulting from dividends to shareholders	(2,730,246)

Capital Stock	Proceeds from issuance of Common Stock	44,867,220
Transactions:	Proceeds from issuance of Preferred Stock	28,000,000
	Offering costs resulting from the issuance of Common Stock	(157,983)
	Offering and underwriting costs resulting from the issuance of Preferred Stock	(348,754)

	Net increase in net assets derived from capital stock transactions	72,360,483

Net Assets:	Total increase in net assets	67,603,616
	Beginning of period	100,005

	End of period*	$67,703,621

*	Undistributed investment income — net	$211,709

†	Commencement of operations.
	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived from information provided in the financial statements.

		For the Period July 23, 1999† to
	Increase (Decrease) in Net Asset Value:	May 31, 2000

Per Share	Net asset value, beginning of period	$15.00
Operating
Performance:	Investment income — net	.98
	Realized and unrealized loss on investments — net	(1.66)

	Total from investment operations	(.68)

F-24

	Less dividends to Common Stock shareholders from investment income — net	(.63)

	Capital charge resulting from issuance of Common Stock	(.05)

	Effect of Preferred Stock activity:††
	Dividends to Preferred Stock shareholders:
	Investment income— net	(.28)
	Capital charge resulting from issuance of Preferred Stock	(.12)

	Total effect of Preferred Stock activity	(.40)

	Net asset value, end of period	$ 13.24

	Market price per share, end of period	$ 11.75

Total Investment	Based on market price per share	(17.58	%)‡
Return:**
	Based on net asset value per share	(7.12	%)‡

Ratios Based on	Total expenses, net of reimbursement***	.89	%*
Average Net Assets
Of Common Stocks:	Total expenses***	1.49	%*

	Total investment income — net***	8.41	%*

	Amount of dividends to Preferred Stock shareholders	2.55	%*
	Investment income — net, to Common Stock shareholders	6.00	%*

Ratios Based on	Total expenses, net of reimbursement	.54	%*
Total Average	Total expenses	.91	%*
Net Assets:***†††
	Total investments income —net	5.14	%*

Ratios Based on	Dividends to Preferred Stock shareholders	3.79	%*
Average Net Assets of
Preferred Stocks:

Supplemental	Net assets, net of Preferred Stock, end of period (in thousands)	$ 39,704
Data:
	Preferred Stock outstanding, end of period (in thousands)	$ 28,000

	Portfolio turnover	54.51%

Leverage:	Asset coverage per1,000	$ 2,418

Dividends Per Share on	Investment income— net	$ 753
Preferred Stock
Outstanding:

* Annualized.	*** Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be	† Commencement of operations.
significantly greater or lesser than the net asset value, may result in	†† The Fund's Preferred Stock was issued on August 16, 1999.
substantially different returns. Total investment returns exclude the	††† Includes Common and Preferred Stock average net assets.
effects of sales charges. The Fund's Investment Adviser voluntarily	‡ Aggregate total investment return.
waived a portion of its management fee. Without such waiver, the
Fund's performance would have been lower.

See Notes to Financial Statements.

MuniHoldings New Jersey Insured Fund IV, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 15, 1999, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MHJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined in the identified cost basis.

(e) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc.("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets including proceeds from the issuance of Preferred Stock. For the perod July 23, 1999 to May 31, 2000, FAM earned fees of $313,824, of which $196,142 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $14,442.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPF&S) received underwriting fees of $210,000 in connection with the issuance of the Fund’s Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $102,286,719 and $33,842,668, respectively.

Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

	Realized Losses	Unrealized Losses

Long-term investments	$ (946,345)	$(3,805,956)
Financial futures contracts	(216,275)	—

Total	$(1,162,620)	$(3,805,956)

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,822,638, of which $16,923 related to appreciated securities and $3,839,561 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $70,422,941.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 2,991,148 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquida tion preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the suc- cessive dividend periods. The yield in effect at May 31, 2000 was 3.00%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,120 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 1,120 as a result of the AMPS offering. The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calcu lated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S, an affiliate of FAM, earned $43,295 as commissions.

5. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $388,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On June 7, 2000 the Fund’s Board of Directors declared an ordinary income dividend to shareholders in the amount of$.065212 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

[This page is intentionally left blank.]

Pro Forma Unaudited Financial Statements for
the Combined Fund
as of July 31, 2000

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited)

As of July 31, 2000

(in Thousands)

New Jersey — 93.8%				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

AAA	Aaa	$ 1,005	Atlantic City, New Jersey, Municipal Utilities Revenue Bonds, 5% due 6/01/2022(a)	$ 937	—	$ 937
			Bernards Township, New Jersey, School District, GO:
AAA	A1	3,205	5.30% due 1/01/2022	3,101	—	3,101
AAA	A1	2,870	5.30% due 1/01/2023	2,768	—	2,768
			Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds(c):
AAA	Aaa	1,540	5.50% due 9/01/2016	1,554	—	1,554
AAA	Aaa	2,635	5.375% due 9/01/2019	2,596	—	2,596
NR*	Aaa	430	Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024(d)	448	—	448
AAA	Aaa	6,510	Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2017(c)	6,380	—	6,380
			Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds:
AAA	Aaa	5,000	5.50% due 1/01/2012(c)	5,167	—	5,167
AAA	Aaa	5,000	5.625% due 1/01/2013(c)	3,366	$1,813	5,179
AAA	Aaa	500	5.75% due 1/01/2015(c)	—	519	519
AAA	Aaa	4,365	6% due 1/01/2018(c)	4,582	—	4,582
AAA	Aaa	5,500	6% due 1/01/2019(c)	5,770	—	5,770
AAA	Aaa	8,025	(Port District Project), Series B, 5% due 1/01/2026(d)	7,386	—	7,386
NR*	Aaa	1,000	East Orange, New Jersey, Water Utility, GO, Refunding, 5.70% due 6/15/2022(a)	1,012	—	1,012
NR*	Aaa	4,000	Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds (Correctional Facility Project), 6% due 10/01/2025(b)	4,179	—	4,179
AAA	Aaa	5,000	Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024(a)	4,854	—	4,854
			Essex County, New Jersey, Improvement Authority, Utility System Revenue Bonds (East Orange Franchise)(d):
AAA	Aaa	2,705	6% due 7/01/2018	2,834	—	2,834
AAA	Aaa	3,050	Series A, 5.75% due 7/01/2027	—	3,084	3,084
AAA	NR*	1,400	Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding Bonds (Hudson County Lease Project), 5.40% due 10/01/2025(b)	—	1,366	1,366
NR*	Aaa	4,400	Essex County, New Jersey, Utilities Authority, Solid Waste Revenue Refunding Bonds, Series A, 4.80% due 4/01/2014(c)	—	4,153	4,153
AAA	Aaa	1,015	Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375% due 9/01/2017	1,014	—	1,014
			Lafayette Yard, New Jersey, Community Development Revenue Bonds (Hotel/Conference Center Project — Trenton)(d):
NR*	Aaa	1,125	6.125% due 4/01/2016	1,207	—	1,207
NR*	Aaa	5,250	6% due 4/01/2029	4,437	1,044	5,481
AAA	Aaa	825	Lopatcong Township, New Jersey, Board of Education, GO, 5.70% due 7/15/2025(c)	833	—	833

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited) (Continued)

As of July 31, 2000

(in Thousands)

New Jersey — (continued)				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

			Metuchen, New Jersey, School District, GO(b):
AAA	NR*	$ 1,120	5.20% due 9/15/2022	$ —	$1,073	$ 1,073
AAA	NR*	1,000	5.20% due 9/15/2024	953	—	953
AAA	NR*	1,190	5.20% due 9/15/2025	1,131	—	1,131
AAA	NR*	885	5.20% due 9/15/2026	839	—	839
			Middlesex County, New Jersey, COP(d):
AAA	Aaa	4,630	5.25% due 6/15/2023	4,445	—	4,445
AAA	Aaa	6,600	5.30% due 6/15/2029	6,309	—	6,309
AAA	Aaa	4,250	Middlesex County, New Jersey, COP, Refunding, 5% due 2/15/2019(d)	4,000	—	4,000
			Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds (Educational Services Commission Projects),
AA+	Aaa	3,970	5.70% due 7/15/2020	—	4,043	4,043
AA+	Aaa	5,270	6% due 7/15/2025	5,520	—	5,520
NR*	Aaa	1,100	Montgomery Township, New Jersey, Board of Education, COP, 4.875% due 9/01/2023(d)	992	—	992
			Moorestown Township, New Jersey, School District, GO(b):
AAA	Aaa	1,180	4.90% due 1/01/2021	1,083	—	1,083
AAA	Aaa	1,315	4.95% due 1/01/2023	1,209	—	1,209
AAA	Aaa	1,400	5% due 1/01/2024	—	1,298	1,298
AAA	Aaa	2,304	Mount Laurel Township, New Jersey, Board of Education, GO, 5.60% due 8/01/2019(b)	—	2,322	2,322
AAA	Aaa	5,015	New Brunswick, New Jersey, Housing Authority, Lease Revenue Refunding Bonds, 4.625% due 7/01/2024(b)	4,327	—	4,327
A1+	P1	100	New Jersey EDA, Economic Development Revenue Refunding Bonds (Stolthaven Project), VRDN, Series A, 4.05% due 1/15/2018(f)	100	—	100
BBB-	NR*	6,650	New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village), Series A, 5.50% due 1/01/2025	5,219	—	5,219
AAA	Aaa	5,000	New Jersey EDA, Lease Revenue Bonds (University of Medicine and Dentistry—International Center for Public Health Project), 6% due 6/01/2032(a)	5,194	—	5,194
			New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds:
AAA	Aaa	6,075	(NUI Corporation Projects), AMT, Series A, 5.70% due 6/01/2032(d)	5,969	—	5,969
A1+c	VMIG1†	2,400	(New Jersey Natural Gas Co. Project), VRDN, AMT, Series A, 4.20% due 8/01/2030(a)(f)	2,000	400	2,400
A1+c	VMIG1†	2,100	(New Jersey Natural Gas Co. Project), VRDN, Series A, 3.70% due 1/01/2028(a)(f)	2,100	—	2,100
NR*	Aaa	10,365	RIB, AMT, Series 161, 6.94% due 6/01/2032(d)(e)	6,959	3,045	10,004
			New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development Company Project)(b):
AAA	Aaa	1,430	5.60% due 10/15/2019	—	1,440	1,440
AAA	Aaa	1,000	5.60% due 10/15/2026	—	999	999
AAA	Aaa	9,155	New Jersey EDA Revenue Bonds (Transportation Project), Sub- Lease, Series A, 6% due 5/01/2016(c)	6,484	3,160	9,644

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited) (Continued)

As of July 31, 2000

(in Thousands)

New Jersey — (continued)				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

			New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects)(a):
AAA	Aaa	$ 3,000	6% due 6/15/2015	$ 3,188	—	$ 3,188
AAA	Aaa	4,620	6.25% due 6/15/2020	4,965	—	4,965
			New Jersey EDA, Water Facilities Revenue Bonds, AMT:
AAA	Aaa	13,000	(American Water Company Inc.), Series A, 5.25% due 7/01/2038(b)	11,926	—	11,926
AAA	Aaa	14,800	(Middlesex Water Company Project), 5.35% due 2/01/2038	13,808	—	13,808
AAA	Aaa	850	New Jersey EDA, Water Facilities Revenue Refunding Bonds (Middlesex Water Company Project), AMT, Series A, 5.25% due 2/01/2029(d)	—	$ 790	790
			New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of New Jersey Inc. Project), VRDN(a)(f):
AAA	VMIG1†	500	Series A, 4.05% due 11/01/2026	—	500	500
NR*	VMIG1†	500	Series B, 4.25% due 11/01/2025	—	500	500
A-1+	P-1	200	AMT, Series C, 4.30% due 11/01/2025	—	200	200
			New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds:
AAA	Aaa	6,750	(Atlantic Health Systems Hospital Corporation), Series A, 5% due 7/01/2027(a)	6,091	—	6,091
AAA	Aaa	2,750	(Barnert Hospital), 5% due 8/01/2025(d)	2,502	—	2,502
BBB	NR*	3,075	(Christian Health Care Center), Series A, 5.50% due 7/01/2018	2,545	—	2,545
AAA	Aaa	2,875	(JFK Medicial Center—Hartwyck), 5% due 7/01/2025(d)	2,609	—	2,609
AAA	Aaa	3,000	(Medical Center at Princeton Obligation Group), 5% due 7/01/2023(a)	2,740	—	2,740
AAA	Aaa	17,090	(Meridian Health System Obligation Group), 5.375% due 7/01/2024(c)	10,904	5,529	16,433
BBB-	Baa3	1,150	(Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027	966	—	966
AAA	Aaa	5,255	(Virtua Health Issue), 4.50% due 7/01/2028(c)	4,319	—	4,319
			New Jersey Sports and Exposition Authority, State Contract Revenue Bonds(d):
AAA	Aaa	2,400	Series A, 6% due 3/01/2013	2,571	—	2,571
A1+	VMIG1†	8,700	VRDN, Series C, 4% due 9/01/2024(f)	6,200	2,500	8,700
			New Jersey State Educational Facilities Authority Revenue Bonds:
AAA	Aaa	8,905	(Capital Improvement Fund), Series A, 5.75% due 9/01/2017(c)	9,179	—	9,179
AAA	Aaa	9,420	(Capital Improvement Fund), Series A, 5.75% due 9/01/2018(c)	9,681	—	9,681
AAA	Aaa	2,500	(New Jersey Institute of Teachers), Series 1995E, 5.375% due 7/01/2025(d)	2,418	—	2,418
AAA	Aaa	2,000	(Princeton Theological), Series B, 5.90% due 7/01/2026	—	2,054	2,054
AAA	Aaa	1,950	(University Medical Dentistry of New Jersey), Series C, 5.125% due 12/01/2029(a)	1,815	—	1,815
			New Jersey State Educational Facilities Authority Revenue Refunding Bonds:
BBB	Baa2	2,030	(Monmouth University), Series C, 5.75% due 7/01/2017	2,008	—	2,008
BBB	Baa2	2,000	(Monmouth University), Series C, 5.80% due 7/01/2022	1,949	—	1,949
AAA	Aaa	2,730	(Ramapo College), Series G, 4.625% due 7/01/2028(a)	2,324	—	2,324

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited) (Continued)

As of July 31, 2000

(in Thousands)

New Jersey — (continued)				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

AAA	NR*	$11,130	New Jersey State Higher Education Assistance Authority, Student Loan Revenue Bonds, AMT, Series A, 5.25% due 6/01/2018(d)	$10,645	—	$10,645
AAA	Aaa	3,200	New Jersey State Highway Authority, Garden State Parkway, General Revenue Refunding Bonds, 5.75% due 1/01/2015(b)	2,295	$1,043	3,338
			New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds(d):
AAA	Aaa	6,195	AMT, Series K, 6.375% due 10/01/2026	6,315	—	6,315
AAA	Aaa	2,000	AMT, Series M, 6.95% due 10/01/2022	2,101	—	2,101
AAA	Aaa	2,000	AMT, Series M, 7% due 10/01/2026	2,106	—	2,106
AAA	Aaa	1,000	AMT, Series U, 5.60% due 10/01/2012	1,024	—	1,024
AAA	Aaa	2,820	AMT, Series U, 5.65% due 10/01/2013	2,878	—	2,878
AAA	Aaa	3,000	AMT, Series U, 5.75% due 4/01/2018	3,021	—	3,021
AAA	Aaa	2,320	AMT, Series U, 5.85% due 4/01/2029	2,321	—	2,321
AAA	Aaa	4,000	Series K, 6.375% due 10/01/2026	—	4,078	4,078
AAA	Aaa	3,000	Series L, 6.65% due 10/01/2014	3,132	—	3,132
AAA	Aaa	5,000	Series M, 7% due 10/01/2026	—	5,265	5,265
			New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Refunding Bonds(d):
AAA	Aaa	2,440	AMT, Series S, 5.95% due 10/01/2017	2,460	—	2,460
AAA	Aaa	2,800	Series V, 5.25% due 4/01/2026	2,588	—	2,588
			New Jersey State Transit Corporation, COP (Federal Transit Administration Grants), Series A(a):
AAA	Aaa	1,500	6% due 9/15/2013	1,603	—	1,603
AAA	Aaa	5,000	6.125% due 9/15/2015	5,340	—	5,340
			New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series A:
AA	Aa2	2,740	6% due 6/15/2016	2,892	—	2,892
AAA	Aaa	2,500	5% due 6/15/2018(c)	2,361	—	2,361
AAA	Aaa	1,500	4.50% due 6/15/2019(c)	1,292	—	1,292
AA	Aa2	7,500	6% due 6/15/2019	7,858	—	7,858
AAA	Aaa	20,000	New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A, 5.75% due 1/01/2019(d)	20,496	—	20,496
			North Bergen Township, New Jersey, Board of Education, COP(c):
NR*	Aaa	1,250	5% due 12/15/2018	1,170	—	1,170
NR*	Aaa	1,000	6% due 12/15/2019	1,047	—	1,047
NR*	Aaa	1,580	6.25% due 12/15/2020	1,685	—	1,685
NR*	Aaa	1,680	6.25% due 12/15/2021	1,785	—	1,785
AAA	NR*	1,200	North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due 8/01/2022(b)	1,137	—	1,137
NR*	Aaa	3,035	Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding, Series C, 5.10% due 12/01/2017(d)	2,923	—	2,923
			Paterson, New Jersey, Public School District, COP(d):
NR*	Aaa	1,980	6.125% due 11/01/2015	2,128	—	2,128
NR*	Aaa	2,000	6.25% due 11/01/2019	2,148	—	2,148
NR*	Aaa	1,000	Plainfield, New Jersey, Municipal Utilities Authority, Sewer Revenue Bonds, Series A, 4.75% due 12/15/2023(c)	885	—	885

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited) (Continued)

As of July 31, 2000

(in Thousands)

New Jersey — (concluded)				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

NR*	Aaa	$ 1,000	Plainfield, New Jersey, Municipal Utilities Authority, Solid Waste Revenue Bonds, Series A, 4.75% due 12/15/2023(c)	$ 885	—	$ 885
			Rancocas Valley, New Jersey, Regional High School District, GO:
AAA	Aaa	955	5.30% due 2/01/2024(b)	923	—	923
AAA	Aaa	770	5.30% due 2/01/2026	741	—	741
AA	A1	3,095	Rutgers State University, New Jersey, Revenue Bonds, Series A, 5.20% due 5/01/2027	2,911	—	2,911
			Salem County, New Jersey, Industrial Pollution Control Financing Authority Revenue Refunding Bonds:
AAA	Aaa	5,000	(Atlantic City Electric Company), 6.15% due 6/01/2029	5,250	—	5,250
AAA	Aaa	4,300	(Public Service Electric & Gas), Series C, 5.55% due 11/01/2033(d)	2,270	$1,973	4,243
			South Jersey Transportation Authority, New Jersey, Transportation System Revenue Refunding Bonds(a):
AAA	Aaa	4,000	5% due 11/01/2017	3,809	—	3,809
AAA	Aaa	7,935	5.125% due 11/01/2022	4,641	2,875	7,516
AAA	NR*	3,000	Sparta Township, New Jersey, School District, GO, Refunding, 5% due 9/01/2026(d)	—	2,758	2,758
			Stafford Township, New Jersey, GO, Refunding(b):
NR*	Aaa	1,010	4.80% due 2/01/2021	—	911	911
NR*	Aaa	1,070	4.80% due 2/01/2023	—	957	957
NR*	Aaa	1,097	4.80% due 2/01/2024	—	978	978
NR*	Aaa	8,650	Trenton, New Jersey, Parking Authority, Parking Revenue Bonds, 6.10% due 4/01/2026(b)	9,098	—	9,098
			Union County, New Jersey, Utilities Authority, County Deficiency Revenue Refunding Bonds:
AAA	Aaa	4,500	AMT, Series A-2, 5% due 6/15/2028(a)	4,025	—	4,025
AA+	Aaa	2,065	Series C-1, 5% due 6/15/2028	1,890	—	1,890
			Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding Bonds (Ogden Martin System of Union), AMT, Series A(a):
AAA	Aaa	2,305	5.375% due 6/01/2019	2,224	—	2,224
AAA	Aaa	1,755	5.375% due 6/01/2020	1,688	—	1,688
AAA	Aaa	3,050	5.35% due 6/01/2023	2,907	—	2,907
			Wall Township, New Jersey, School District, GO(c):
AAA	Aaa	2,235	4.50% due 7/15/2020	—	1,927	1,927
AAA	Aaa	2,540	4.75% due 7/15/2022	2,257	—	2,257
AAA	Aaa	2,685	4.75% due 7/15/2023	1,493	886	2,379
			West Orange, New Jersey, Board of Education, COP(d):
NR*	Aaa	2,040	5.75% due 10/01/2014	2,138	—	2,138
NR*	Aaa	3,590	6% due 10/01/2024	3,763	—	3,763
New York — 3.6%
AAA	Aaa	4,750	Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019(b)	4,662	—	4,662
AAA	Aaa	6,250	Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK International Air Terminal Project):
			AMT, Series 6, 5.75% due 12/01/2025(d)	4,764	1,645	6,409

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS FOR
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

(Unaudited) (Concluded)

As of July 31, 2000

(in Thousands)

New York — (concluded)				Value

S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Pro Forma for Combined Fund

NR*	Aaa	$ 2,165	RIB, AMT, Series 157, 6.99% due 12/01/2022(d)(e)	$ —	$ 2,192	$ 2,192
			Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds (Versatile Structure Obligation), VRDN(f):
A1+	VMIG1†	200	AMT, Series 4, 4.15% due 4/01/2024	200	—	200
A1+	VMIG1†	2,600	AMT, Series 6, 4.15% due 12/01/2017	2,600	—	2,600
A1+	VMIG1†	400	Series 3, 4.10% due 6/01/2020	—	400	400
A1+	VMIG1†	800	Series 5, 4.10% due 8/01/2024	800	—	800
Puerto Rico — 4.5%
AAA	Aaa	11,000	Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029(d)	11,492	—	11,492
A	Baa1	6,000	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2026	6,149	—	6,149
			Puerto Rico Industrial Tourist, Educational, Medical and Environmental Control Facilities Revenue Bonds, Series A:
AAA	Aaa	1,780	(Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024(d)	1,848	—	1,848
AA	Aa2	1,750	(Hospital de la Concepcion), 6.50% due 11/15/2020	1,902	—	1,902

Total Investments (Cost—$495,584) — 101.9%				418,932	69,720	488,652
Liabilities in Excess of Other Assets — (1.9)%				(9,797)	881	(10,356	)**

Net Assets — 100.0%				$409,135	$70,601	$478,296	**

(a)	Ambac Insured.
(b)	FGIC Insured.
(c)	FSA Insured.
(d)	MBIA Insured.
(e)	The interest rate is subject to change periodically and inversely based upon prevailing market rates.
The interest rate shown is the rate in effect at July 31, 2000.
(f)	The interest rate is subject to change periodically based upon prevailing market rates.
The interest rate shown is the rate in effect at July 31, 2000.
          † Highest short-term rating by Moody’s Investors Service, Inc.
          * Not Rated.
**	Amounts reflect Pro Forma adjustment to the Statement of Assets, Liabilities and Capital.
Ratings of issues shown have not been audited by Ernst & Young LLP and Deloitte & Touche LLP.

See Notes to Financial Statements.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniHoldings New Jersey Insured Fund Inc.’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
RIB	Residual Interest Bonds
VRDN	Variable Rate Demand Notes

        The following unaudited Pro Forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of the respective Funds at July 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on July 31, 2000. The Pro Forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on July 31, 2000. The Pro Forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
FOR MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. AND
MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.
As of July 31, 2000
(Unaudited)

	MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$418,932,264	$69,720,358		$488,652,622
Cash	50,298	31,567		81,865
Receivables:
Securities sold	6,255,674	—		6,255,674
Interest	4,685,270	1,016,437		5,701,707
Prepaid expenses and other assets	4,604	—		4,604

Total assets	429,928,110	70,768,362		500,696,472

Liabilities:
Payables:
Securities purchased	20,186,889	—		20,186,889
Dividends to shareholders	254,174	60,821	$1,358,360	1,673,355
Investment adviser	152,028	15,306		167,334
Offering costs	42,809	62,801		105,610
Reorganization costs	41,419	—		41,419
Accrued expenses and other liabilities	115,329	27,922	83,000 (1)	226,251

Total liabilities	20,792,648	166,850	1,441,360	22,400,858

Net Assets:
Net Assets	$409,135,462	$70,601,512	$(1,441,360)	$478,295,614

Capital:
Capital Stock (200,000,000 shares authorized)
Preferred Stock, par value $.10 per share of AMPS** issued and outstanding† at $25,000 per share liquidation preference	$175,000,000	$28,000,000		$203,000,000
Common Stock par value $.10 per share issued and outstanding††	1,781,716	299,782	23,710	2,105,208
Paid-in capital in excess of par	272,213,540	44,160,707	(106,710)	316,267,537
Undistributed investment income — net	1,142,342	216,018	(1,358,360)	—
Accumulated realized capital losses on investments — net	(34,214,737)	(1,704,638)		(35,919,375)
Accumulated distributions in excess of realized capital gains on investments — net	(226,339)	—		(226,339)
Unrealized depreciation on investments — net	(6,561,060)	(370,357)		(6,931,417)

Total capital	$409,135,462	$70,601,512	$(1,441,360)	$478,295,614

Net asset value per share of Common Stock	$ 13.14	$ 14.21		$ 13.08

* Identified Cost	$425,493,324	$70,090,715		$495,584,039
† Shares issued and outstanding	7,000	1,120		8,120
†† Shares issued and outstanding	17,817,155	2,997,815	237,097	21,052,067

** Auction Market Preferred Stock.
(1)  Reflects the charge for estimated Reorganization expenses of $83,000 attributable to Muniholdings New Jersey Insured Fund IV, Inc.
        The estimated Reorganization expenses of $104,000 attributable to Muniholdings New Jersey Insured Fund, Inc. will be paid by Fund
Asset Management, L.P.

See Notes to Financial Statements.

        The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statement of Operations of the respective Funds for the period August 1, 1999 to July 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on August 1, 1999. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on August 1, 1999 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.,
AND MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.
For the Period August 1, 1999 to July 31, 2000
(Unaudited)

	MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings New Jersey Insured Fund IV, Inc.	Adjustments(1)	Pro Forma for Combined Fund(2)
Investment Income:
Interest and amortization of premium and discount earned	$14,575,794	$3,830,073		$18,405,867
Expenses:
Investment advisory fees	1,405,167	366,005		1,771,172
Reorganization expenses	410,392	—	$(410,392)	—
Commission fees	291,062	68,751		359,813
Professional fees	66,208	49,219	(49,219)	66,208
Accounting services	47,844	48,438	(35,000)	61,282
Transfer agent fees	70,430	23,621	(11,000)	83,051
Directors’ fees and expenses	21,303	21,745	(21,745)	21,303
Printing and shareholder reports	26,433	9,647	(4,000)	32,080
Listing fees	23,478	9,426		32,904
Custodian fees	23,305	4,452	(1,000)	26,757
Organization expense	14,688	—		14,688
Pricing fees	3,333	4,153	(1,000)	6,486
Other	16,237	9,868	(7,500)	18,605

Total expenses before reimbursement	2,419,880	615,325	(540,856)	2,494,349
Reimbursement of expenses	(175,046)	(227,376)		(402,422)

Total expenses after reimbursement	2,244,834	387,949	(540,856)	2,091,927

Investment income — net	12,330,960	3,442,124	540,856	16,313,940

Realized & Unrealized Gains (Loss) on Investments — Net:
Realized gain (loss) on investments — net	(22,774,839)	(1,685,271)		(24,460,110)
Change in unrealized appreciation/depreciation on investments — net	23,363,613	(26,579)		23,337,034

Net Increase in Net Assets Resulting from Operations	$12,919,734	$1,730,274	$ 540,856	$15,190,864

(1)
Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services and excludes expenses of $410,392 incurred in connection with a prior reorganization transaction.

(2)
This Pro Forma Combined Statement of Operations excludes expenses of $410,392 incurred in connection with a prior reorganization transaction and non-recurring aggregate estimated Reorganization expenses of $187,000, of which $104,000 is attributable to MuniHoldings New Jersey Insured Fund, Inc. and will be paid by Fund Asset Management, L.P. and of which $83,000 is attributable to MuniHoldings New Jersey Insured Fund IV, Inc.

See Notes to Financial Statements.

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

        MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund’s Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

        (a)  Valuation of investments—Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

        (b)  Derivative financial instruments—The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•
Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•
Options—The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

        When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Concluded)

        Written and purchased options are non-income producing investments.

        (c)  Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

        (d)  Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

        (e)  Organization and offering expenses—In accordance with Statement of Position 98-5, unamortized organization expenses of $14,688 were expensed during the year ended July 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

        (f)  Dividends and distributions—Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

        (g)  Reclassification—Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $12 have been reclassified between undistributed net investment income and accumulated net realized capital losses and $409,512 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2.    Investment Advisory Agreement and Transactions with Affiliates:

        The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

        FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 2000, FAM earned fees of $1,405,167, of which $175,046 was waived for MuniHoldings New Jersey Insured Fund, Inc. and $366,005, of which $227,376 was waived for MuniHoldings New Jersey Insured Fund IV, Inc.

        Accounting services are provided to the Fund by FAM at cost.

        Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

EXHIBIT I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to Each Fund

Fund	Defined Term Used in Exhibit I	Fiscal Year End	State of Organization	Meeting Time
MuniHoldings New Jersey Insured Fund, Inc.	New Jersey Insured	7/31	Maryland	12:00 noon
MuniHoldings New Jersey Insured Fund IV, Inc.	New Jersey Insured IV	5/31	Maryland	12:30 p.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Common Stock	AMPS
New Jersey Insured	17,817,155	7,000
New Jersey Insured IV	2,997,815	1,120

Information Pertaining to Officers and Directors

	Year in Which Each Director/Nominee Became a Member of the Board
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	West	Suddarth	Zinbarg
New Jersey Insured	1998	1999	1998	1998	1998	1998	2000	2000
New Jersey Insured IV	1999	1999	1999	1999	1999	1999	2000	2000

        Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)***	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)	Aggregate Fees and Expenses($)
New Jersey Insured	4	2,000	200	4	800	200	21,303
New Jersey Insured IV	4	2,000	200	4	800	200	18,249

*	Includes meetings held via teleconferencing equipment.
**	The Chairman of the Audit Committee received an annual fee of $1,000. Effective July 2000, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee, each receiving $500 annually.
***	The fee is payable for each meeting attended in person. A fee is not paid for telephone meetings.

        Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Directors for the most recently completed fiscal year.

	Compensation From Each Fund ($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth**	West	Zinbarg**
New Jersey Insured	3,600	3,600	4,600	3,600	667	3,600	667
New Jersey Insured IV	3,600	3,600	4,600	3,600	—	3,600	—

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Messrs. Suddarth and Zinbarg were elected Directors of the Funds on June 8, 2000.

        Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), including both Funds, to the Fund’s non-affiliated Directors for the year ended December 31, 1999.

Name of Director	Aggregate Compensation from FAM/MLIM Advised Funds Paid to Board Members ($) (*)
Ronald W. Forbes	213,900
Cynthia A. Montgomery	213,900
Charles C. Reilly	400,025
Kevin A. Ryan	213,900
Roscoe S. Suddarth**	—
Richard R. West	388,775
Edward Zinbarg	140,875

*
The Directors serve on the boards of FAM/MLIM Advised Funds as follows: Mr. Forbes (55 registered investment companies consisting of 61 portfolios); Ms. Montgomery (55 registered investment companies consisting of 61 portfolios); Mr. Reilly (55 registered investment companies consisting of 61 portfolios); Mr. Ryan (55 registered investment companies consisting of 61 portfolios); Mr. Suddarth (55 registered investment companies consisting of 61 portfolios); Mr. West (65 registered investment companies consisting of 71 portfolios); and Mr. Zinbarg (55 registered investment companies consisting of 61 portfolios).

**
Mr. Suddarth was not a Director/Trustee of any FAM/MLIM Advised Funds as of December 31, 1999, but was elected a Director/Trustee of certain FAM/MLIM Advised Funds (including New Jersey Insured and New Jersey Insured IV) during 2000.

        Set forth in the table below is information about the officers of each Fund.

			Officer Since
Name and Biography	Age	Office	New Jersey Insured	New Jersey Insured IV
Terry K. Glenn Executive Vice President of MLIM and FAM (the terms FAM and MLIM, as used herein, include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	60	President	1998*	1999

Vincent R. Giordano Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.	56	Senior Vice President	1998	1999

Kenneth A. Jacob First Vice President of MLIM since 1977; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	49	Vice President	1998	1999

Donald C. Burke First Vice President of MLIM and FAM since 2000; Treasurer of MLIM and FAM since 1999; Senior Vice President of MLIM and FAM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	40	Vice President Treasurer	1998 1999	1999 1999

Robert A. DiMella, CFA Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.	34	Vice President	1998	1999

Roberto W. Roffo Vice President of MLIM since 1996; Portfolio Manager with MLIM since 1992.	34	Vice President	—	1999

Robert D. Sneeden Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.	47	Vice President	1998	—

Jodi M. Pinedo Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.	30	Secretary	2000	2000

*	Mr. Glenn was elected President of New Jersey Insured in 1999. Prior to that he served as Executive Vice President of New Jersey Insured.

EXHIBIT II

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 9th day of November, 2000, by and between MuniHoldings New Jersey Insured Fund, Inc., a Maryland corporation (“New Jersey Insured”) and MuniHoldings New Jersey Insured Fund IV, Inc., a Maryland corporation (“New Jersey Insured IV”). New Jersey Insured and New Jersey Insured IV are sometimes referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires.

PLAN OF REORGANIZATION

        The reorganization will constitute: (a) the acquisition by New Jersey Insured of substantially all of the assets, and the assumption by New Jersey Insured of substantially all of the liabilities of New Jersey Insured IV in exchange solely for an equal aggregate value of newly issued shares of (1) the common stock, with a par value of $0.10 per share of New Jersey Insured (the “New Jersey Insured Common Stock”) and (2) auction market preferred stock of New Jersey Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series E (the “New Jersey Insured Series E AMPS”), and (b) the subsequent distribution by New Jersey Insured IV to New Jersey Insured IV stockholders of (1) all of the New Jersey Insured Common Stock received by New Jersey Insured IV in exchange for such stockholders’ shares of common stock, with a par value of $0.10 per share, of New Jersey Insured IV, including shares of common stock of New Jersey Insured IV representing the Dividend Reinvestment Plan (“ DRIP”) shares held in the book deposit accounts of the holders of common stock of New Jersey Insured IV (“New Jersey Insured IV Common Stock”) and (2) all of the New Jersey Insured Series E AMPS received by New Jersey Insured IV in exchange for such stockholders’ shares of auction market preferred stock of New Jersey Insured IV, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A (the “New Jersey Insured IV AMPS”); all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

        In the course of the Reorganization, the New Jersey Insured Common Stock and the New Jersey Insured Series E AMPS will be distributed to the stockholders of New Jersey Insured IV as follows: (a) each holder of New Jersey Insured IV Common Stock will be entitled to receive a number of shares of New Jersey Insured Common Stock equal to the aggregate net asset value of the New Jersey Insured IV Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7(a) below); and (b) each holder of New Jersey Insured IV AMPS will be entitled to receive a number of shares of New Jersey Insured Series E AMPS equal to the aggregate liquidation preference (and aggregate value) of the New Jersey Insured IV AMPS owned by such stockholder on the Exchange Date.

        It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

        Prior to the Exchange Date, New Jersey Insured IV shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the New Jersey Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

        Articles Supplementary to the Articles of Incorporation of New Jersey Insured, as amended and supplemented, establishing the powers, rights and preferences of the New Jersey Insured Series E AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) prior to the Exchange Date.

        As promptly as practicable after the consummation of the Reorganization, New Jersey Insured IV shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

        In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1. Representations and Warranties of New Jersey Insured.

        New Jersey Insured represents and warrants to, and agrees with, New Jersey Insured IV that:

        (a)  New Jersey Insured is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New Jersey Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b)  New Jersey Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-08621), and such registration has not been revoked or rescinded and is in full force and effect. New Jersey Insured has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

        (c)  New Jersey Insured IV has been furnished with New Jersey Insured’s Annual Report to Stockholders for the fiscal year ended July 31, 2000, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of New Jersey Insured as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

        (d)  An unaudited statement of assets, liabilities and capital of New Jersey Insured and an unaudited schedule of investments of New Jersey Insured, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to New Jersey Insured IV, at or prior to the Exchange Date for the purpose of determining the number of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of New Jersey Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

        (e)  New Jersey Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors. Assuming due authorization, execution and delivery of this Agreement by New Jersey Insured IV, it constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and subject to applicable securities laws and judicial interpretation thereof.

        (f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of New Jersey Insured, threatened against it which assert liability on the part of New Jersey Insured or which materially affect its financial condition or its ability to consummate the Reorganization. New Jersey Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (g)  New Jersey Insured is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (h)  There are no material contracts outstanding to which New Jersey Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to New Jersey Insured IV prior to the Valuation Time.

        (i)  New Jersey Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since July 31, 2000; and those incurred in connection with the Reorganization. As of the Valuation Time, New Jersey Insured will advise New Jersey Insured IV in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

        (j)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Jersey Insured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

        (k)  The registration statement filed by New Jersey Insured on Form N-14, which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of New Jersey Insured relating to the New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to New Jersey Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New Jersey Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (l)  New Jersey Insured is authorized to issue 200,000,000 shares of capital stock, of which 1,360 shares have been designated as Series A AMPS, 1,360 shares have been designated as Series B AMPS, 2,400 shares have been designated as Series C AMPS, and 1,880 shares have been designated as Series D AMPS (the Series A AMPS, the Series B AMPS, the Series C AMPS and the Series D AMPS of New Jersey Insured being collectively referred to herein as the “New Jersey Insured AMPS”), and 199,993,000 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (m)  The shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued to New Jersey Insured IV pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of New Jersey Insured will have any preemptive right of subscription or purchase in respect thereof.

        (n)  At or prior to the Exchange Date, the New Jersey Insured Common Stock to be transferred to New Jersey Insured IV for pro rata distribution to the stockholders of New Jersey Insured IV on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of New Jersey Insured IV presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (o)  At or prior to the Exchange Date, the shares of New Jersey Insured Series E AMPS to be transferred to New Jersey Insured IV on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of New Jersey Insured IV presently are qualified, and there are a sufficient number of New Jersey Insured Series E AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (p) At or prior to the Exchange Date, New Jersey Insured will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to New Jersey Insured IV.

2. Representations and Warranties of New Jersey Insured IV.

        New Jersey Insured IV represents and warrants to, and agrees with, New Jersey Insured that:

        (a)  New Jersey Insured IV is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. New Jersey Insured IV has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b)  New Jersey Insured IV is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09315), and such registration has not been revoked or rescinded and is in full force and effect. New Jersey Insured IV has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

        (c)  As used in this Agreement, the term “New Jersey Insured IV Investments” shall mean (i) the investments of New Jersey Insured IV shown on the schedule of its investments as of the Valuation Time furnished to New Jersey Insured; and (ii) all other assets owned by New Jersey Insured IV or liabilities incurred as of the Valuation Time.

        (d)  New Jersey Insured IV has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors. Assuming due authorization and delivery of this Agreement by New Jersey Insured, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and subject to applicable securities laws and judicial interpretation thereof.

        (e)  New Jersey Insured has been furnished with New Jersey Insured IV’s Annual Report to Stockholders for the period ended May 31, 2000, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of New Jersey Insured IV as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

        (f)  At or prior to the Exchange Date, New Jersey Insured IV will furnish its Semi-Annual Report to Stockholders for the period ended November 30, 2000 to New Jersey Insured, and the unaudited financial statements appearing therein will fairly present the financial position of New Jersey Insured IV as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

        (g)  An unaudited statement of assets, liabilities and capital of New Jersey Insured IV and an unaudited schedule of investments of New Jersey Insured IV, each as of the Valuation Time, will be furnished to New Jersey Insured at or prior to the Exchange Date for the purpose of determining the number of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued to New Jersey Insured IV pursuant to Section 4 of this Agreement; each will fairly present the financial position of New Jersey Insured IV as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

        (h)  There are no material legal, administrative or other proceedings pending or, to the knowledge of New Jersey Insured IV, threatened against it which assert liability on the part of New Jersey Insured IV or which materially affect its financial condition or its ability to consummate the Reorganization. New Jersey Insured IV is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (i)  There are no material contracts outstanding to which New Jersey Insured IV is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to New Jersey Insured prior to the Valuation Time.

        (j)  New Jersey Insured IV is not obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (k)  New Jersey Insured IV has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, New Jersey Insured IV will advise New Jersey Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

        (l) New Jersey Insured IV has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of New Jersey Insured IV have been adequately provided for on its books, and no tax deficiency or liability of New Jersey Insured IV has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

        (m)  At both the Valuation Time and the Exchange Date, New Jersey Insured IV will have full right, power and authority to sell, assign, transfer and deliver the New Jersey Insured IV Investments. At the Exchange Date, subject only to the obligation to deliver the New Jersey Insured IV Investments as contemplated by this Agreement, New Jersey Insured IV will have good and marketable title to all of the New Jersey Insured IV Investments, and New Jersey Insured will acquire all of the New Jersey Insured IV Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the New Jersey Insured IV Investments or materially affect title thereto).

        (n)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Jersey Insured IV of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

        (o)  The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to New Jersey Insured IV (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by New Jersey Insured IV for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (p)  New Jersey Insured IV is authorized to issue 200,000,000 shares of capital stock, of which 1,560 shares have been designated as Series A AMPS, and 199,998,440 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (q)  All of the issued and outstanding shares of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

        (r)  The books and records of New Jersey Insured IV made available to New Jersey Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of New Jersey Insured IV.

        (s)  New Jersey Insured IV will not sell or otherwise dispose of any of the shares of New Jersey Insured Common Stock or New Jersey Insured Series E AMPS to be received in the Reorganization, except in distribution to the stockholders of New Jersey Insured IV, as provided in Section 3 of this Agreement.

3. The Reorganization.

        (a)  Subject to receiving the requisite approvals of the stockholders of each Fund, and to the other terms and conditions contained herein, New Jersey Insured IV agrees to convey, transfer and deliver to New Jersey Insured, and New Jersey Insured agrees to acquire from New Jersey Insured IV on the Exchange Date, all of the New Jersey Insured IV Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of New Jersey Insured IV in exchange solely for that number of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS provided in Section 4 of this Agreement.

        Pursuant to this Agreement, as soon as practicable after the Exchange Date, New Jersey Insured IV will distribute all shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS received by it to its stockholders in exchange for their shares of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of New Jersey Insured in the amounts due the stockholders of New Jersey Insured IV based on their respective holdings in New Jersey Insured IV as of the Valuation Time.

        (b)  Prior to the Exchange Date, New Jersey Insured IV shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the New Jersey Insured IV AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the New Jersey Insured IV AMPS.

        (c)  New Jersey Insured IV will pay or cause to be paid to New Jersey Insured any interest it receives on or after the Exchange Date with respect to any of the New Jersey Insured IV Investments transferred to New Jersey Insured hereunder.

        (d)  The Valuation Time shall be 4:00 p.m., Eastern time, on March 2, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

        (e)  Recourse for liabilities assumed from New Jersey Insured IV by New Jersey Insured in the Reorganization will be limited to the net assets of New Jersey Insured IV. The known liabilities of New Jersey Insured IV, as of the Valuation Time, shall be confirmed in writing to New Jersey Insured pursuant to Section 2(j) of this Agreement.

        (f)  The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the New Jersey Insured IV Investments.

        (g)  New Jersey Insured IV will be dissolved following the Exchange Date by filing Articles of Dissolution with the Maryland Department.

        (h)  New Jersey Insured will file with the Maryland Department Articles Supplementary to its Articles of Incorporation, as amended and supplemented, establishing the powers, rights and preferences of the New Jersey Insured Series E AMPS prior to the closing of the Reorganization.

        (i)  As promptly as practicable after its liquidation pursuant to the Reorganization, New Jersey Insured IV shall terminate its registration under the 1940 Act.

4.	Issuance and Valuation of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS in the Reorganization.

        Full shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of New Jersey Insured IV acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of New Jersey Insured IV assumed by New Jersey Insured in the Reorganization, shall be issued by New Jersey Insured to New Jersey Insured IV in exchange for such assets of New Jersey Insured IV, plus cash in lieu of fractional shares of New Jersey Insured Common Stock. New Jersey Insured will issue to New Jersey Insured IV (a) a number of shares of New Jersey Insured Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of New Jersey Insured IV Common Stock, determined as set forth below, and (b) a number of shares of New Jersey Insured Series E AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the New Jersey Insured IV AMPS, determined as set forth below.

        The net asset value of New Jersey Insured IV, and the liquidation preference and value of the New Jersey Insured IV AMPS, shall be determined as of the Valuation Time in accordance with the procedures described in (i) the final prospectus of New Jersey Insured, dated March 6, 1998, relating to the New Jersey Insured Common Stock and (ii) the final prospectus of New Jersey Insured, dated March 25, 1998, relating to the AMPS of New Jersey Insured designated Series A and Series B, and no formula will be used to adjust the net asset value so determined of New Jersey Insured IV to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the New Jersey Insured IV Investments to be transferred to New Jersey Insured shall be determined by New Jersey Insured pursuant to the procedures utilized by New Jersey Insured in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by New Jersey Insured in cooperation with New Jersey Insured IV and shall be confirmed in writing by New Jersey Insured to New Jersey Insured IV. The net asset value per share of the New Jersey Insured Common Stock and the liquidation preference and value per share of the New Jersey Insured Series E AMPS shall be determined in accordance with such procedures and New Jersey Insured shall certify the computations involved. For purposes of determining the net asset value of a share of New Jersey Insured IV Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of New Jersey Insured IV is divided by the total number of shares of New Jersey Insured IV Common Stock outstanding at such time.

        New Jersey Insured shall issue to New Jersey Insured IV separate certificates or share deposit receipts for the New Jersey Insured Common Stock and the New Jersey Insured Series E AMPS, each registered in the name of New Jersey Insured IV. New Jersey Insured IV then shall distribute the New Jersey Insured Common Stock and the New Jersey Insured Series E AMPS to the holders of New Jersey Insured IV Common Stock and New Jersey Insured IV AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the New Jersey Insured Common Stock to State Street Bank and Trust Company, as the transfer agent and registrar for the New Jersey Insured Common Stock, for distribution to the holders of New Jersey Insured IV Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of New Jersey Insured IV Common Stock and (ii) the New Jersey Insured Series E AMPS to The Bank of New York, as the transfer agent and registrar for the New Jersey Insured Series E AMPS, for distribution to the holders of the New Jersey Insured IV AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the New Jersey Insured IV AMPS. With respect to any New Jersey Insured IV stockholder holding certificates evidencing ownership of either New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS as of the Exchange Date, and subject to New Jersey Insured being informed thereof in writing by New Jersey Insured IV, New Jersey Insured will not permit such stockholder to receive new certificates evidencing ownership of New Jersey Insured Common Stock or New Jersey Insured Series E AMPS, exchange New Jersey Insured Common Stock or New Jersey Insured Series E AMPS credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. (“FAM”) or any of its affiliates, or pledge or redeem such New Jersey Insured Common Stock or New Jersey Insured Series E AMPS, in any case, until notified by New Jersey Insured IV or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of New Jersey Insured IV Common Stock or, in the event of lost certificates, posted adequate bond. New Jersey Insured IV, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of New Jersey Insured IV Common Stock or post adequate bond therefor.

        Dividends payable to holders of record of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of New Jersey Insured IV shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS, as the case may be, for exchange.

        No fractional shares of New Jersey Insured Common Stock will be issued to holders of New Jersey Insured IV Common Stock. In lieu thereof, New Jersey Insured’s transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of New Jersey Insured Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of New Jersey Insured Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing New Jersey Insured IV Common Stock.

5. Payment of Expenses.

        (a)  The expenses of the Reorganization that are attributable to New Jersey Insured IV and the conduct of its business will be deducted from the assets of New Jersey Insured IV as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured IV, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization attributable to New Jersey Insured include: (a) the fees, if any, of the rating agencies with respect to the New Jersey Insured Series E AMPS, (b) the costs of printing stock certificates for the shares to be issued by New Jersey Insured to New Jersey Insured IV as part of the Reorganization and (c)(i) the expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for New Jersey Insured, (ii) the expenses related to the solicitation of proxies to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan, as well as SEC registration fees and legal and audit fees, will be borne equally by the Funds. FAM has agreed to bear the expenses of the Reorganization attributable to New Jersey Insured.

        (b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of the Funds.

        (a)  Each Fund agrees to hold an annual meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

        (b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

        (c)  New Jersey Insured IV agrees that, following the consummation of the Reorganization, (i) it will not make any distributions of any shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS, as applicable, other than to its stockholders, (ii) it will not make any distributions of any shares without first paying or adequately providing for the payment of all of its liabilities not assumed by New Jersey Insured, if any, (iii) it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, and (iv) on and after the Exchange Date it will not conduct any business except in connection with its dissolution.

        (d)  New Jersey Insured IV undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 7(f) of the 1940 Act for an order declaring that it has ceased to be a registered investment company.

        (e)  New Jersey Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations promulgated thereunder and the state securities laws.

        (f)  New Jersey Insured has no plan or intention to sell or otherwise dispose of New Jersey Insured IV Investments, except for dispositions made in the ordinary course of business.

        (g)  Each Fund agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. New Jersey Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of New Jersey Insured IV for that Fund’s taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, New Jersey Insured IV shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years, and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, New Jersey Insured IV shall bear any expenses it incurs (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date to the extent New Jersey Insured IV has accrued such expenses in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

        (h)  Each Fund agrees to mail to its stockholders of record entitled to vote at the annual meeting of its stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a joint proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

        (i)  Following the consummation of the Reorganization, New Jersey Insured will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7. Exchange Date.

        (a)  Delivery of the assets of New Jersey Insured IV to be transferred, together with any other New Jersey Insured IV Investments, and the shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any New Jersey Insured IV Investments, for any reason, are not transferable on the Exchange Date, New Jersey Insured IV shall cause such New Jersey Insured IV Investments to be transferred to New Jersey Insured’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

        (b)  New Jersey Insured IV will deliver to New Jersey Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of the New Jersey Insured IV Investments delivered to New Jersey Insured hereunder, certified by Deloitte & Touche LLP.

        (c)  As soon as practicable after the close of business on the Exchange Date, New Jersey Insured IV shall deliver to New Jersey Insured a list of the names and addresses of all holders of New Jersey Insured IV Common Stock on the Exchange Date and the number of shares of common stock and AMPS owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for New Jersey Insured IV or by its President.

8. New Jersey Insured IV Conditions.

        The obligations of New Jersey Insured IV hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of (i) two-thirds of the members of the Board of Directors of New Jersey Insured IV; (ii) the holders of (a) a majority of the New Jersey Insured IV Common Stock, and New Jersey Insured IV AMPS, voting together as a single class, and (b) a majority of the New Jersey Insured IV AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (iii) a majority of the members of the Board of Directors of New Jersey Insured; and (iv) the holders of a majority of the outstanding New Jersey Insured Common Stock and New Jersey Insured AMPS, voting together as a single class issued and outstanding and entitled to vote thereon; and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Directors, and a certificate setting forth the vote of such Fund’s stockholders obtained at the annual meeting of its stockholders, each certified by the Secretary of the appropriate Fund.

        (b)   That New Jersey Insured IV shall have received from New Jersey Insured a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of New Jersey Insured’s investments, all as of the Valuation Time, certified on New Jersey Insured’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by New Jersey Insured’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in New Jersey Insured’s financial position since the date of its most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

        (c)  That New Jersey Insured shall have furnished to New Jersey Insured IV a certificate signed by New Jersey Insured’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of New Jersey Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that New Jersey Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (e)  That New Jersey Insured IV shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New Jersey Insured IV and dated the Exchange Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by New Jersey Insured, and no stockholder of New Jersey Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation of New Jersey Insured, as amended and supplemented, or the by-laws of New Jersey Insured or the state law of Maryland, or to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity and provided further, that such counsel shall express no opinion whether the indemnification covenants contained in this Agreement are permitted by law; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, the by-laws or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) New Jersey Insured IV has the power to sell, assign, transfer and deliver the assets and liabilities transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, New Jersey Insured IV will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” and “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization,” to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of New Jersey Insured IV and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement, either (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted any material fact required to be stated therein or necessary to make the statements therein not misleading; or (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

        (f)  That New Jersey Insured IV shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by New Jersey Insured IV of substantially all of its assets to New Jersey Insured in exchange solely for shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and New Jersey Insured and New Jersey Insured IV will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to New Jersey Insured IV as a result of the asset transfer solely in exchange for shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS or on the distribution of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to holders of New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS, as applicable, under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to New Jersey Insured on the receipt of assets of New Jersey Insured IV in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the holders of New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS on their receipt of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS, as applicable, in exchange for their shares of New Jersey Insured IV; (v) in accordance with Section 362(b) of the Code, the tax basis of New Jersey Insured IV’s assets in the hands of New Jersey Insured will be the same as the tax basis of such assets in the hands of New Jersey Insured IV immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS received in the Reorganization by the holders of New Jersey Insured IV Common Stock or New Jersey Insured IV AMPS will be equal, in the aggregate, to the tax basis of such New Jersey Insured IV shares surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of New Jersey Insured will be determined by including the period for which such stockholder held New Jersey Insured IV shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, New Jersey Insured’s holding period with respect to New Jersey Insured IV’s assets transferred will include the period for which New Jersey Insured IV held such assets; (ix) the payment of cash to holders New Jersey Insured IV Common Stock in lieu of fractional shares of New Jersey Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short-term or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder’s basis allocable to the New Jersey Insured fractional shares; and (x) the taxable year of New Jersey Insured IV will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations promulgated thereunder, New Jersey Insured will succeed to and take into account certain tax attributes of New Jersey Insured IV, such as earnings and profits, capital loss carryovers and method of accounting.

        (g)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New Jersey Insured, be contemplated by the Commission.

        (h)  That New Jersey Insured IV shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement, and a similar letter dated within five days prior to the Exchange Date, that it finds satisfactory in form and substance, to the effect that (i) they are independent public accountants with respect to New Jersey Insured within the meaning of the 1933 Act and the applicable published rules and regulations promulgated thereunder; (ii) in their opinion, the financial statements and supplementary information of New Jersey Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New Jersey Insured included in the N-14 Registration Statement, and inquiries of certain officials of New Jersey Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New Jersey Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of New Jersey Insured or from schedules prepared by officials of New Jersey Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

        (i)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New Jersey Insured or would prohibit the Reorganization.

        (j)  That New Jersey Insured IV shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as its counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. New Jersey Insured Conditions.

        The obligations of New Jersey Insured hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each Fund as set forth in Section 8(a); and that New Jersey Insured IV shall have delivered to New Jersey Insured a copy of the resolution approving this Agreement adopted by its Board of Directors, and a certificate setting forth the vote of the stockholders of New Jersey Insured IV obtained, certified by its Secretary.

        (b)  That New Jersey Insured IV shall have furnished to New Jersey Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by its President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in its financial position since the date of its most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the New Jersey Insured IV Investments since that date or changes in the market value of the New Jersey Insured IV Investments.

        (c)  That New Jersey Insured IV shall have furnished to New Jersey Insured a certificate signed by its President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of New Jersey Insured IV made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and New Jersey Insured IV has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

        (d)  That New Jersey Insured IV shall have delivered to New Jersey Insured a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that the firm has performed a limited review of New Jersey Insured IV’s Federal, state and local income tax returns for the period ended May 31, 2000 (which returns originally were prepared and filed by New Jersey Insured IV), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, New Jersey Insured IV’s Federal, state and local income taxes for the period covered thereby; and that for the period from June 1, 2000 to and including the Exchange Date and for any taxable year of New Jersey Insured IV ending upon its liquidation, Deloitte & Touche LLP has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such amount, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from June 1, 2000 to and including the Exchange Date and for any taxable year of New Jersey Insured IV, ending upon its liquidation, or that New Jersey Insured IV would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (f)  That New Jersey Insured shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to New Jersey Insured and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as New Jersey Insured reasonably may deem necessary or desirable.

        (g)  That New Jersey Insured shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

        (h)  That New Jersey Insured shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to New Jersey Insured, to the effect that (i) they are independent public accountants with respect to New Jersey Insured IV within the meaning of the 1933 Act and the applicable published rules and regulations promulgated thereunder; (ii) in their opinion, the financial statements and supplementary information of New Jersey Insured IV included or incorporated by reference in the N-14 Registration Statement and reported on by them (if applicable) comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of New Jersey Insured IV included in the N-14 Registration Statement, and inquiries of certain New Jersey Insured IV officials responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to New Jersey Insured IV appearing in the N-14 Registration Statement (which information, with the exception of any performance comparisons, is expressed in dollars or percentages derived from such dollars), if any, has been obtained from New Jersey Insured IV’s accounting records or from schedules prepared by New Jersey Insured IV officials having responsibility for financial and reporting matters, and such information is in agreement with such records, schedules or computations made therefrom.

        (i)  That the New Jersey Insured IV Investments to be transferred to New Jersey Insured shall not include any assets or liabilities which New Jersey Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

        (j)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of New Jersey Insured IV, be contemplated by the Commission.

        (k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of New Jersey Insured IV or would prohibit the Reorganization.

        (l)  That New Jersey Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to New Jersey Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

        (m)  That all proceedings taken by New Jersey Insured IV and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to New Jersey Insured.

        (n)  That prior to the Exchange Date, New Jersey Insured IV shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the New Jersey Insured IV AMPS may be shorter than the dividend period for such AMPS determined as set forth in the Articles Supplementary creating the New Jersey Insured IV AMPS.

10. Termination, Postponement and Waivers.

        (a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of New Jersey Insured IV if any condition of New Jersey Insured IV’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of New Jersey Insured if any condition of New Jersey Insured’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

        (b)  If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

        (c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

        (d)  At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

        (e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

        (f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of New Jersey Insured Common Stock and New Jersey Insured Series E AMPS to be issued to New Jersey Insured IV, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

        (a)  New Jersey Insured IV hereby severally agrees to indemnify and hold New Jersey Insured harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which New Jersey Insured may incur or sustain by reason of the fact that (i) New Jersey Insured shall be required to pay any corporate obligation of New Jersey Insured IV, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against New Jersey Insured IV which were omitted or not fairly reflected in the financial statements to be delivered to New Jersey Insured in connection with the Reorganization; (ii) any representations or warranties made by New Jersey Insured IV in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of New Jersey Insured IV has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted any material fact required to be stated therein or necessary to make the statements therein attributable to New Jersey Insured IV not misleading, or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted any material fact necessary to make the statements therein that are attributable to New Jersey Insured IV, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and (b) herein insofar as such claim is based on written information furnished to New Jersey Insured IV by New Jersey Insured.

        (b)  New Jersey Insured hereby agrees to indemnify and hold New Jersey Insured IV harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) that New Jersey Insured IV may incur or sustain by reason of the fact that (i) any representations or warranties made by New Jersey Insured in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of New Jersey Insured has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to New Jersey Insured by New Jersey Insured IV seeking indemnification.

        (c)  In the event that any claim is made against New Jersey Insured in respect of which indemnity may be sought by New Jersey Insured from New Jersey Insured IV under Section 11(a) of this Agreement, or in the event that any claim is made against New Jersey Insured IV in respect of which indemnity may be sought by New Jersey Insured IV from New Jersey Insured under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between New Jersey Insured and New Jersey Insured IV that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations promulgated thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

        (a)  Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), New Jersey Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to New Jersey Insured’s transfer agent with respect to such shares. New Jersey Insured IV will provide New Jersey Insured on the Exchange Date with the name of any stockholder of New Jersey Insured IV who is to the knowledge of New Jersey Insured IV an affiliate of New Jersey Insured IV on such date.

        (b)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

        (c)  Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

        (d)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

        (e)  Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

Attest: /S / JODI M. PINEDO Jodi M. Pinedo, Secretary Attest: /s/ Jodi M. Pinedo Jodi M. Pinedo, Secretary	MUNIHOLDINGS NEW JERSEY INSURED FUND , INC . By: /S / TERRY K. GLENN Terry K. Glenn, President MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC . By: /S / TERRY K. GLENN Terry K. Glenn, President

EXHIBIT III

ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY

        The following information is a brief summary of factors affecting the economy of the state of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of New Jersey issuers, however, it has not been updated nor will it be updated during the year. The Funds have not independently verified the information.

        New Jersey (sometimes referred to herein as the "State") personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

        The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2001" refers to the State's fiscal year beginning July 1, 2000 and ending June 30, 2001.

        The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

        The State's undesignated General Fund balance was $281 million for Fiscal Year 1997, $228 million for Fiscal Year 1998 and $276 million for Fiscal Year 1999. For the Fiscal Year 2000 and the Fiscal Year 2001, the balance in the undesignated General Fund is estimated to be $200 million and $175 million, respectively.

        The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

        The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

        During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to the State's economic expansion—the second strongest year for economic growth since 1988.

        Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Jobs gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,500) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

        During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters": high technology, health, financial, entertainment and logistics. One of every three of the State’s workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other State industries.

        Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

        With strong labor market conditions, New Jersey’s personal income increased at a pace of 5.6% in 1999, just below the 5.8% national rate. The strong State economy also led to a 7.0% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

        New Jersey’s unemployment rate remained low in 1999—close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in the year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

        The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 58,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 6.2% in 2000 to 5.9% in 2001.

        A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State’s economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

        Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2000 and 2001 contain more risks that in the recent past, the basic fundamentals of the State’s economic health remain favorable.

        The outlook for New Jersey is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce, and those maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State’s economy.

        Tort, Contract and Other Claims.    At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

        The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

        In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

        At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $94,196,000 for tort and medical malpractice claims pending as of December 31, 1999. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

        Buena Regional Commercial Township et al. v. New Jersey Department of Education et al.    This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of the Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act, including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

        Verner Stubaus, et al. v. State of New Jersey, et al.    Plaintiffs, 25 middle income school districts, filed a complaint alleging that the State’s system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint. On January 31, 2000, an order was entered granting the State defendants’ motion to dismiss. On March 8, 2000, the districts filed a notice of appeal of the decision. The State’s response brief was filed on July 21, 2000. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

        United Hospitals et al. v. State of New Jersey and William Waldman.    These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

        Abbott V Appeals.    Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (the “OAL”)

for further proceedings. To date, eleven of the original thirteen districts that filed petitions remain active. Additionally, the Education Law Center filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. On October 13, 1999, the New Jersey Supreme Court heard oral argument on a motion in aid of litigants' rights filed by the Education Law Center on behalf of the students in the Abbott districts. Therein, plaintiffs challenged the Department of Education's implementation plan for early childhood education. Many of the issues raised in the motion were the same as those raised by the districts in the OAL proceedings. On March 7, 2000, the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed childcare providers used by the Abbott districts to enhance requirements to prepare children for success in elementary school ("Abbott VI"). The full impact of Abbott VI and the Department's determinations on early childhood programs for the 2000-2001 school year on the pending OAL proceedings has not yet been determined. A petition of appeal for emergent relief as filed with the Commissioner of Education on August 23, 1999 by the Passaic school district seeking supplemental funding for special education, facilities and other programs for the commencement of the 1999-2000 school year. Settlement discussions with the district are ongoing. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.

        Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aal by Moody’s and AA+ by Fitch, Inc. From time to time agencies may change their ratings.

EXHIBIT IV

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

        Aaa – Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa – Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa – Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B – Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa – Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note:    These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

        Short-term Notes:    The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality . . . but . . . lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
(“Standard & Poor’s”), Municipal Debt Ratings

        A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

        III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA – Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

        A – Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

        BBB – Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C – Debt rated “BB,” “B,” “ CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        D – Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

        A-1 – This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 – Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

        A-3 – Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B – Issues rated “B” are regarded as having only speculative capacity for timely payment.

C – This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D – Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

        c – The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

        p – The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        r – The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

        – Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

        – Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

        Highest credit quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

        Very high credit quality.    “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

        High credit quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

        Good credit quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Plus (+) or Minus (-) signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

        “NR” indicates that Fitch does not rate the issuer or issue in question.

        “Withdrawn”:    A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

        Speculative.    “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

        Highly speculative.    “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C

        High default risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

        Default.    The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%–90% and “D” the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

        Plus “+” or Minus “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to categories below “CCC”.

Description of Fitch’s Short-Term Ratings

        Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3
Fair Credit Quality.    Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S
Weak Credit Quality.    Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

EXHIBIT V

PORTFOLIO INSURANCE

        Set forth below is further information with respect to the insurance policies (the “Policies”) that the MuniHoldings New Jersey Insured Fund, Inc. and MuniHoldings New Jersey Insured Fund IV, Inc. (each, a “Fund” and collectively, the “Funds”) may obtain from several insurance companies with respect to insured New Jersey Municipal Bonds and Municipal Bonds held by the Funds. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

        In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New Jersey Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

        The Policies do not guarantee the market value of the insured New Jersey Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by a Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all New Jersey Municipal Bonds and Municipal Bonds in a Funds portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

        The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

        An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

        An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

        The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

[Proxy Card Front]

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of  Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or ☒ in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New Jersey Insured Fund IV, Inc.

	FOR | |	AGAINST | |	ABSTAIN | |

2.	ELECTION OF DIRECTORS | | FOR all nominees listed below (except as marked to the contrary below)		| | WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

3.	Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

	FOR | |	AGAINST | |	ABSTAIN | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings New Jersey Insured Fund IV, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy,  when properly executed,  will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or ☒ in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New Jersey Insured Fund, Inc.

	FOR | |	AGAINST | |	ABSTAIN | |

2.	ELECTION OF DIRECTORS | | FOR all nominees listed below (except as marked to the contrary below)		| | WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward D. Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

	FOR | |	AGAINST | |	ABSTAIN | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund IV, Inc. (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of Stockholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy, when properly executed,  will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “for” Items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or ☒ in blue or black ink.

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings New Jersey Insured Fund, Inc.

	FOR | |	AGAINST | |	ABSTAIN | |

2.	ELECTION OF DIRECTORS | | FOR all nominees listed below (except as marked to the contrary below)		| | WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

	FOR | |	AGAINST | |	ABSTAIN | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

PART C

OTHER INFORMATION

Item 15.    Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Amended and Restated Articles of Incorporation, a form of which was previously filed as an exhibit to the Common Stock Registration Statement (defined below); Article VI of the Registrant’s By-Laws, which was previously filed as an exhibit to the Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was previously filed as an exhibit to the Common Stock Registration Statement, provide for indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

        Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which was filed as an exhibit to the Common Stock Registration Statement, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which was filed as an exhibit to the AMPS Registration Statement (defined below), for provisions relating to the indemnification of the underwriter.

Item 16.    Exhibits.

1	(a)	—	Articles of Incorporation of the Registrant, dated January 27, 1998. (a)
	(b)	—	Form of Articles Supplementary creating the Series A AMPS and the Series B AMPS. (c)
	(c)	—	Form of Articles Supplementary creating the Series C AMPS and the Series D AMPS. (e)
	(d)	—	Form of Articles Supplementary creating the Series E AMPS.

2		—	By-Laws of the Registrant. (a)

3		—	Not Applicable.

4	—	Form of Agreement and Plan of Reorganization between the Registrant and MuniHoldings New
Jersey Insured Fund IV, Inc. (included in Exhibit II to the Joint Proxy Statement and Prospectus
contained in this Registration Statement)

5	(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant. (d)
	(b)	—	Form of specimen certificate for the Common Stock of the Registrant. (a)
	(c)	—	Form of specimen certificate for the AMPS of the Registrant. (b)

6		—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (a)

7	(a)	—	Form of Purchase Agreement for the Common Stock. (a)
	(b)	—	Form of Purchase Agreement for the AMPS. (c)
	(c)	—	Form of Merrill Lynch Standard Dealer Agreement. (a)

8		—	Not applicable.

9		—	Custodian Contract between the Registrant and The Bank of New York. (b)

10		—	Not applicable.

11		—	Opinion of Brown & Wood LLP, counsel for the Registrant.

12		—	Private Letter Ruling from the Internal Revenue Service.*

13	(a)	—	Form of Registrar, Transfer Agency and Service Agreement between the Registrant and The Bank of New York. (b)
	(b)	—	Form of Auction Agent Agreement between the Registrant and The Bank of New York (formerly IBJ Whitehall Bank & Trust Company). (c)
	(c)	—	Form of Broker-Dealer Agreement. (c)
	(d)	—	Form of Letter of Representations. (c)

14	(a)	—	Consent of Ernst & Young LLP, independent auditors for the Registrant.
	(b)	—	Consent of Deloitte & Touche LLP , independent auditors for MuniHoldings New Jersey Insured Fund IV, Inc.

15		—	Not applicable.

16		—	Power of Attorney (f).

17		—	Code of Ethics (g).

* To be filed by post-effective amendment.

(a)
Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Common Stock (File No. 333-45365) (the “Common Stock Registration Statement”), filed on January 30, 1998.

(b)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement, filed on March 6, 1998.

(c)
Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant’s Auction Market Preferred Stock (File No. 333-46513) (the “AMPS Registration Statement”), filed on February 18, 1998.

(d)
Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, previously filed as Exhibit (1) to the Common Stock Registration Statement, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit (2) to the Common Stock Registration Statement. Reference is also made to the Forms of Articles Supplementary filed as Exhibit 1(d) to the AMPS Registration Statement, as Exhibit 1(c) to the 1999 N-14 and as Exhibit 1(e) hereto.

(e)	Incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-87083) filed on November 4, 1999.

(f)
Included on the signature page of the Registrant’s Registration Statement on Form N-14 (File No. 333-47766) under the Securities Act of 1933, as amended, filed on October 11, 2000 and incorporated herein by reference.

(g)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000.

Item 17.    Undertakings.

        (1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

        (3)  The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters within a reasonable time after receipt of such ruling or opinion.

SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 13th day of November, 2000.

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. (Registrant)

/S / TERRY K. GLENN By: (Terry K. Glenn, President)

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES * (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY * (Cynthia A. Montgomery)	Director

CHARLES C. REILLY * (Charles C. Reilly)	Director

KEVIN A. RYAN * (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH * (Roscoe S. Suddarth)	Director

RICHARD R. WEST * (Richard R. West)	Director

ARTHUR ZEIKEL * (Arthur Zeikel)	Director

EDWARD D. ZINBARG * (Edward D. Zinbarg)	Director

/s/ TERRY K. GLENN *By: (Terry K. Glenn, Attorney-in-Fact)		November 13, 2000

EXHIBIT INDEX

1(d)	—Form of Articles Supplementary creating the Series E AMPS.

11	—Opinion and Consent of Brown & Wood LLP , counsel for the Registrant.

14(a)	—Consent of Ernst & Young LLP , independent auditors for the Registrant.

14(b)	—Consent of Deloitte & Touche LLP , independent auditors for MuniHoldings New Jersey Insured Fund IV, Inc.